EXHIBIT 10.37

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

by and between

TRIPLE NET PROPERTIES, LLC,

as Buyer

and

EBS BUILDING, L.L.C.,

as Seller,

dated as of

June 17, 2004

CONTENTS

For Reference Purposes Only
Not Part of the Purchase and Sale Agreement

Table of Contents

Article	Page

Exhibits

Real Property	A
Personal Property	B
Schedule of Leases/Rent Roll	C
Schedule of Tenant Defaults	C-1
Schedule of Contracts	D
Legal Description of Parking Garage Property	E
Receipt for Deposit	F
Lease Estoppel Certificate	G
Special Warranty Deed	H
Bill of Sale and Assignment	I
Assignment of Warranties, Deposits and Intangible Property	J-1
Service Mark Assignment	J-2
Assignment and Assumption of Leases	K
Assignment and Assumption of Contracts	L
Endorsements to Title Policy	M
Form of Surveyor's Certification	N
Permitted Exceptions	O
Assignment and Assumption of Parking Garage Lease	P
LCRA Estoppel Certificate	Q
Seller's Affidavit	R

PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made and dated as of this 17th day of June, 2004, by and between TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Buyer”), and EBS BUILDING, L.L.C., a Delaware limited liability company (“Seller”).

WITNESSETH:

        WHEREAS, Seller is the owner of the real estate more particularly described on Exhibit A attached hereto and incorporated herein by reference, and the buildings, improvements and structures thereon, and the appurtenances and hereditaments thereto (all being hereinafter collectively referred to as the “Real Property”); and

        WHEREAS, Seller is the owner or lessee of the personal property more particularly described on Exhibit B attached hereto and incorporated herein by reference, which includes substantially all items of tangible personal property owned or leased by Seller and located on and used in connection with the Real Property (all being hereinafter collectively referred to as the “Personal Property”); and

        WHEREAS, Seller is landlord under certain tenant leases affecting the Real Property, which tenant leases are listed and described on the schedule of leases (the “Schedule of Leases”) attached hereto as Exhibit C and incorporated herein by reference (the “Leases”); and

        WHEREAS, Seller is obligee under certain service, supply and maintenance agreements affecting the Real Property, which service, supply and maintenance agreements are listed and described on Exhibit D attached hereto and incorporated herein by reference (the “Contracts”); and

        WHEREAS, Seller is the lessee under that certain Lease dated December 22, 1982 between Seller and the Land Clearance for Redevelopment Authority of the City of St. Louis demising parking spaces on the fifth level of the parking facility on City Block 118 in the City of St. Louis, Missouri, as legally described on Exhibit E attached hereto and incorporated herein by reference (as amended, the “Parking Garage Lease”); and

        WHEREAS, the Real Property and the Personal Property comprise a multi-story office building located in the City of St. Louis, State of Missouri, and commonly known as One Financial Plaza (Seller’s right, title and interest in and to the Real Property, the Personal Property, the Leases, the Contracts and the Parking Garage Lease being hereinafter sometimes collectively referred to as the “Property”); and

         WHEREAS, Colliers Turley Martin Tucker, Inc. (the “Property Manager”) presently manages the Property under a property management agreement with Seller (the “Management Contract”), and presently occupies a portion of the Property for the management office for the Property; and

        WHEREAS, the Property is presently subject to a deed of trust in favor of Commerce Bank, N.A. recorded in Book 1698 at page 3629 in the Office of the Recorder of Deeds of St. Louis, Missouri (the “Mortgage”), securing a promissory note dated May 31, 2001 in the principal amount of up to $18,600,000 described therein; and

        WHEREAS, Buyer desires to buy and Seller desires to sell the Property, on the terms and conditions herein set forth;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereinafter expressed, it is hereby agreed as follows:

ARTICLE I

PURCHASE AND SALE

        1.1         Agreement to Sell and Purchase. In accordance with and on the terms and conditions hereof, on the date of Closing (as hereinafter defined), Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property.

        1.2         Purchase Price. The purchase price (the "Purchase Price") to be paid to Seller for the sale of the Property to Buyer as provided for herein shall be Thirty Seven Million and no/100 Dollars ($37,000,000.00). The Purchase Price shall be paid by Buyer, subject to adjustment as hereinafter provided and subject to the terms and conditions herein contained, as follows:

              (a)        Within two (2) business days of the date hereof, Buyer shall deposit as an earnest deposit, refundable only as specifically provided in Section 9.3 of this Agreement, in escrow the sum of One Million Dollars ($1,000,000.00) in cash by wire-transfer of good, current funds to Title Insurers Agency, Inc., having an office address of 226 South Meramec, Suite 200, Clayton, Missouri 63105 (the “Title Company”) to hold as escrow agent, such deposit to be evidenced by a receipt in the form attached hereto as Exhibit F and incorporated herein by this reference (such sum, as it may exist from time to time, and including all interest and income on investments thereof as permitted herein, being hereinafter referred to as the “Deposit”). The Title Company shall hold the Deposit, and shall make delivery of the Deposit to the party entitled thereto under the terms hereof. Buyer may instruct the Title Company to invest the Deposit in short-term, federally issued or insured interest bearing securities, and all interest and income thereon shall be held by the Title Company as an addition to and as part of the Deposit, and shall be remitted along with the balance of the Deposit to the party entitled to the Deposit at the time of the disposition of the Deposit hereunder. If the sale of the Property is closed by the date fixed therefor, monies held as the Deposit shall be applied and paid over to Seller in cash (pursuant to Seller’s wire transfer instructions) on the date of Closing, on account of the Purchase Price payable under subsection (b) below (and such application shall be a credit against the amount otherwise payable under this subsection (b) below).

               (b)        Buyer shall, by noon (St. Louis time) on the date of Closing, pay Seller the Purchase Price in the sum of Thirty Seven Million and no/100 Dollars ($37,000,000.00) by payment of such sum, subject to credit for any amount paid pursuant to paragraph (a) above and subject to adjustment as provided in Section 1.3 below, in cash by wire-transfer of good, current funds to such account for receipt of wire-transfer as Seller shall designate in writing on or before the date of Closing.

        1.3         Credits and Prorations. The following shall be apportioned with respect to the Property as of the day of Closing, Buyer to have the day of Closing unless otherwise expressly provided, and the resulting calculation shall be an adjustment to the Purchase Price:

               (a)        General real property taxes (state, county, municipal, school and fire district, and other local real estate taxes) with respect to the Real Property accrued through the date of Closing but unpaid for the then current tax fiscal year (based upon the latest available tax bill(s) and assessment information for the preceding tax fiscal year) shall be charged to Seller; and Buyer shall assume all liability for such current tax fiscal year and all future tax fiscal years.

               (b)        Special taxes or assessments, if any, upon the Property assessed or becoming a lien on or prior to the date of this Agreement (but only a pro rata share of the then current installment of such special taxes or assessments, if any) shall be charged to Seller; and Buyer shall assume all liability for such current installment and all future installments and for special taxes or assessments, if any, assessed or becoming a lien after the date of this Agreement.

               (c)        Except for charges for utilities metered or charged directly to, and payable directly by, tenants of the Property, fuel, electricity, water, sewer, gas, telephone and other utility charges (based upon meter readings on the day prior to the date of Closing, wherever possible) accruing prior to the date of Closing shall be charged to Seller; and Buyer shall assume all liability for such utility payments (except such metered utility charges which Seller shall cause to be read on the day prior to the date of Closing and billed to Seller, which Seller shall agree to pay and discharge). Buyer shall be charged with any prepaid charges (as to the portion of such charges attributable to the period on and after the date of Closing) and assigned deposits as a debit to the Purchase Price, and Seller shall be charged with any accrued but unpaid, past due or delinquent charges (as to the portion of such charges attributable to the period prior to the date of Closing).

               (d)        Seller’s insurance policies on the Property shall not be assumed by Buyer, but shall be canceled effective as of the transfer of possession of the Property (pursuant to Section 1.4 hereof) on the date of Closing. Buyer shall purchase and place its own insurance on the Property as of Closing and shall assume all liability for making reimbursements or charges to the tenants under the Leases as may be required or permitted under the Leases with respect to insurance on the Property for the period on and after Closing. Except with respect to adjustments for insurance premiums and costs for insurance policies included in common area maintenance reimbursements or charges under subsection (i) of this Section 1.3, there shall be no other adjustment between the parties with respect to insurance premiums or costs for the period on and after the date of Closing.

               (e)        Amounts accrued prior to the date of Closing but unpaid, past due and/or delinquent as of Closing under the equipment leases of the Personal Property assumed by Buyer, if any, shall be charged to Seller; and amounts prepaid by Seller under such equipment leases and attributable to the period on and after the date of Closing shall be charged to Buyer.

               (f)        Amounts accrued prior to the date of Closing but unpaid, past due and/or delinquent as of Closing under the Contracts assumed by Buyer shall be charged to Seller; and amounts prepaid by Seller under such Contracts and attributable to the period on and after the date of Closing shall be charged to Buyer.

               (g)        Security deposits (as identified on Exhibit C), and base rent paid in advance, prepaid rentals, common area maintenance charges, tax charges and reimbursements, insurance charges and reimbursements, and all other incidental expenses and charges paid by tenants under the Leases shall be charged to Seller (as to the portion of such base rent paid in advance, prepaid rentals, charges and expenses attributable to the period subsequent to Closing) as a credit against the Purchase Price. All rentals payable in arrears, and all other charges and expenses incurred by Seller and payable or reimbursable in arrears shall be charged to Buyer (as to the portion of such rentals, charges and expenses attributable to the period through Closing) as a credit to the Purchase Price; but all delinquent rents and other charges and expenses with respect to tenants more than sixty (60) days past due shall not be adjusted, and Seller shall have the right to collect the same assigned; provided, however, that after Closing Buyer shall use best efforts to collect the same on behalf of Seller and shall remit any payment of such rentals and other charges and expenses to Seller.

               (h)        All leasing costs, such as costs of all tenant improvements, leasing commissions, and space planning costs payable or to be performed subsequent to Closing with respect to the Leases in effect as of the date hereof shall be paid by Seller prior to Closing or shall be a credit against the Purchase Price; all leasing costs in respect of any new tenant lease or renewals of existing leases entered into after the date hereof and incurred by Seller prior to the date of Closing shall be charged to Buyer as a credit to the Purchase Price.

               (i)        Tenant obligations to pay any operating expense contributions (“Tenant Contributions”) and real estate taxes and assessments (“Taxes”) paid by Tenants prior to the date of Closing shall be charged to Seller (as to that portion of such payments attributable to the period subsequent to Closing) as a credit against the Purchase Price. Neither Buyer nor Seller shall receive credit at Closing for any payments with respect to Tenant Obligations or Taxes due but not paid as of the date of Closing; provided, however, that after Closing Buyer shall use best efforts to collect any delinquent Tenant Contributions and/or Taxes on behalf of Seller and shall remit any payment of such rentals and other charges and expenses to Seller promptly upon receipt. As soon as reasonably possible, but in no event later than February 28, 2005, Seller and Buyer jointly shall prepare a statement showing precise figures and calculation of the amounts payable by tenants of the Property. Upon the preparation of said statement by Buyer and Seller, Buyer shall promptly forward the billing for said amounts to the respective tenants, and Buyer shall promptly pay over to Seller its share, if any, of said amounts. As and when the tenants remit payment of their respective obligations for Tenant Contributions and Taxes pursuant to the billings so forwarded by Buyer, Buyer shall promptly remit to Seller its share (for the portion thereof attributable to the period prior to Closing and not previously collected by Seller), if any, of said payments. At its request, Seller shall have the right to collect such Tenant Contributions and Taxes, as the case may be, in the event that payment is not remitted by Buyer as hereinabove provided within thirty (30) days after submission to such tenant of its billing. In the event the jointly prepared statement reveals that Tenant Contributions and Taxes were overestimated with respect to the period prior to Closing and Tenants are entitled to an adjustment for said overpayment, Seller shall promptly remit to Buyer its share (for the portion thereof attributable to the period prior to Closing and previously collected by Seller).

        In the event, on the date of Closing, the precise figures necessary for any of the foregoing adjustments are not capable of determination, the adjustments shall be made on the basis of the good faith estimates of Seller (using currently available information) and final adjustments shall be made promptly after precise figures are determined or available (and, in any event, an interim adjustment shall be made within sixty (60) days after the date of Closing, and a final adjustment shall be made no later than March 31, 2005).

        Except as otherwise expressly specified above in this Section 1.3, items of income and expense for the period prior to the date of Closing will be for the account of Seller (Seller being entitled to receive income and being obligated to pay expenses attributable to such period), and items of income and expense for the period on and after the date of Closing will be for the account of Buyer (Buyer being entitled to receive income and being obligated to pay expenses attributable to such period).

        In addition, certain costs incidental hereto and to the transactions contemplated hereby shall be borne such that at (or prior to) Closing, Buyer shall pay all survey costs (exclusive of the cost of the existing survey of the Property delivered by Seller to Buyer), all recording fees for any Buyer-related financing documentation, all title commitment and title insurance premiums (including, without limitation, all costs of having any exceptions to title either deleted or insured over, all costs of any endorsements to Buyer’s title insurance policies), and all costs of Buyer’s due diligence, including, but not limited to, the investigations, studies and review which Buyer determines to perform. At (or prior to) Closing, Buyer and Seller shall each pay one-half of the escrow and closing fees, if any, charged by the Title Company. At Closing, Seller shall pay the recording charges attributable to the recordation of the Special Warranty Deed, and the recording charges for the recordation and filing of the releases and UCC terminations of the Mortgage. Seller shall also pay, as a closing cost, any commissions owing by Seller to Colliers Turley Martin Tucker, Inc. and Secured Capital Corp. (the “Sales Advisors”) in connection with the consummation of the transactions contemplated by this Agreement.

        Except as expressly provided in this Section 1.3 or as expressly provided elsewhere in this Agreement, Buyer and Seller shall pay their own respective costs and expenses, including attorneys’ fees and consultants’ fees, incidental to this Agreement and the transactions contemplated hereby.

        The covenants and agreements contained in this Section 1.3 with respect to adjustments and prorations, assumptions of liabilities, post-closing payments and remittances, and closing costs shall survive Closing until March 31, 2005.

        1.4         Possession. Seller shall transfer possession of the Property, subject to the Leases, to Buyer on the date of Closing effective upon receipt from Buyer of the Purchase Price paid in accordance with Section 1.2(b) hereof, subject to adjustments and prorations and with payment of closing costs in accordance with Section 1.3 hereof.

        1.5         Closing. The closing (herein referred to as the “Closing”) of the transactions contemplated hereby shall be on June 30, 2004. Closing shall take place at the offices of Seller’s counsel, Bryan Cave LLP, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102, provided that all conditions to the Closing have been satisfied or waived in writing. Provided Buyer is not in default hereunder, Buyer shall have the option to extend the date of Closing to a date not later than August 3, 2004. Buyer shall exercise this option only by so notifying Seller in writing not later than June 21, 2004. Concurrent with Buyer’s delivery of such notice and as a condition precedent to the effectiveness of such notice, Buyer shall deposit with the Title Company, in cash by wire-transfer of good, current funds, an additional One Million Five Hundred Thousand Dollars ($1,500,000), which monies shall be added to and thereafter deemed part of the Deposit and shall be refundable only as specifically provided in Section 9.3 of this Agreement.

        1.6         Documents at Closing.

               (a)        On the date of Closing, Seller shall execute and deliver or cause to be executed and delivered to the Title Company, to be held in escrow and delivered to Buyer at Closing, the following documents:

(i) A certificate signed by Seller, to which are attached updated schedules of the Personal Property, the Leases (such schedule in the form of an updated Schedule of Leases), and the Contracts.

                    (ii)        A certificate signed by Seller, certifying that the representations and warranties set forth in Article II hereof remain complete, true and correct in all material respects immediately prior to Closing, or indicating the changes that may have occurred, to the knowledge of Seller, in the facts and circumstances reflected in those representations and warranties.

                    (iii)        Assignment of Warranties, Deposits and Intangible Property, transferring and assigning to Buyer all right, title and interest of Seller in and to any warranties or guarantees concerning the Property which have not by their terms expired, to the extent assignable without consent, which Assignment of Warranties, Deposits and Intangible Property shall be in the form of Exhibit J-1 attached hereto and incorporated herein by reference.

                    (iv)        Service Mark Assignment to Buyer of Seller’s interest in the service mark “One Financial Plaza”, which Service Mark Assignment shall be in the form of Exhibit J-2 attached hereto and incorporated herein by reference.

                    (v)        An affidavit from Seller affirming that Seller is not a foreign person under the Foreign Investment in Real Property Tax Act of 1980, as amended, and that no taxes or withholding shall be assessed or applied to Buyer in connection with the Closing and the transactions contemplated hereby.

                    (vi)        Such certificates of limited liability company good standing, member consents, as may be required by the Title Company, in form reasonably satisfactory to Seller, and a seller’s affidavit and indemnity against mechanics liens and against parties in possession other than tenants (and subtenants or licensees) under the Leases in substantially the form of Exhibit R attached hereto and incorporated herein by reference, in order to issue the owner’s policy of title insurance as specified in Section 1.6(d) hereof.

                    (vii)        Assignment and Assumption of Parking Garage Lease, which Assignment and Assumption of Parking Garage Lease shall be in the form of Exhibit P attached hereto and incorporated herein by reference, which includes a Lessor’s Consent to Assignment to be executed by the LCRA; provided, however, that in the event Seller cannot, using commercially reasonable efforts, obtain the foregoing assignment and consent by Closing, Seller shall have the automatic right to extend Closing to the earlier of (a) August 31, 2004 or (b) the date five (5) business days after the date Seller obtains such assignment and consent. As set forth in this Agreement, Seller’s obligation to use “commercially reasonable efforts” shall not require Seller to waive or impair any legal right or expend monies.

                    (viii)        LCRA Estoppel Certificate, which LCRA Estoppel Certificate shall be substantially in the form of Exhibit Q attached hereto and incorporated herein by reference; provided, however, that in the event Seller cannot, using commercially reasonable efforts, obtain the foregoing estoppel from the LCRA by Closing, Seller shall have the automatic right to extend Closing to the earlier of (a) August 31, 2004 or (b) the date five (5) business days from and after the date Seller obtains such estoppel.

(b) On (or prior to) the date of Closing, Seller shall deliver or cause to be delivered to Buyer the following:

(i) Books and records pertaining to operation of the Property (or duplicate copies thereof) as may be in Seller’s possession;

                    (ii)        Plans, specifications, and engineering and/or architectural drawings of the improvements and systems of the Property or any part of the Property (or duplicate copies thereof) as may be in Seller’s possession or control.

(iii) Equipment leases (or duplicate copies thereof) of the Personal Property assumed by Buyer, as set forth on Exhibit B hereto.

(iv) Leases affecting the Property, as set forth on Exhibit C hereto.

(v) Contracts affecting the Property assumed by Buyer, as set forth on Exhibit D hereto.

(vi) Evidence of termination of the Management Contract affecting the Property, executed by the parties thereto, if requested by Buyer.

                    (vii)        Estoppel certificates (collectively, the “Estoppel Certificates”) dated not sooner than the date of this Agreement from tenants leasing in the aggregate 75% of the leased space of the Property (as of the date of this Agreement), including Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated, Seabury & Smith, Inc., and Jacobs Engineering Group, Inc. (each hereinafter sometimes referred to as a “Major Tenant”). Such estoppel certificates shall state, to the tenant’s knowledge, (i) the base rent, if any, payable by the tenant thereunder, (ii) that the subject lease is unmodified (except as disclosed) and in full force and effect, (iii) that there is no default by lessor under the subject lease, (iv) that there are not any existing setoffs or defenses against enforcement of any of the terms of the subject lease on the part of the lessee to be performed, and (v) the dates to which rentals and other charges have been paid under the subject lease, and such estoppel certificates to be otherwise substantially in the form set forth on Exhibit G attached hereto and incorporated herein by reference (modified, as may be necessary, to reflect the circumstances applicable to the respective tenancies or to conform to the negotiated form of tenant estoppel forming a part of its lease); provided, however, that Buyer agrees that the forms of lease estoppel certificates may be further modified by the tenants in a reasonable manner consistent with custom and practice in the industry, and that lease estoppel certificates containing such immaterial modifications to those forms will be acceptable to Buyer.

(c) On the date of Closing, Buyer and Seller shall execute and deliver to the Title Company, to be held in escrow delivered to the other party at Closing, counterpart originals of the following:

                    (i)        Special Warranty Deed, transferring and conveying to Buyer title to the Real Property, subject to the lien of general real estate taxes for the current tax fiscal year (to the extent not yet delinquent) and thereafter, the lien of special assessments becoming a lien or payable after the date hereof, the Leases and those other exceptions identified on Exhibit O attached hereto and incorporated herein by reference, which Special Warranty Deed shall be in the form of Exhibit H attached hereto and incorporated herein by reference.

                    (ii)        Bill of Sale and Assignment, transferring and conveying to Buyer the interest of Seller in and to the Personal Property, subject to those liens, security interests, and equipment listed on Exhibit B, which Bill of Sale and Assignment shall be in the form of Exhibit I attached hereto and incorporated herein by reference.

                    (iii)        Assignment and Assumption of Leases, whereby Seller assigns to Buyer and Buyer assumes all interest and obligation of Seller as lessor, in and to the Leases (including, but not limited to, obligations with respect to allowances and concessions), which Assignment and Assumption of Leases shall be in the form of Exhibit K attached hereto and incorporated herein by reference.

                    (iv)        Assignment and Assumption of Contracts, whereby Seller assigns to Buyer and Buyer assumes all right, title, interest and obligation of Seller in, to and under the Contracts, which Assignment and Assumption of Contracts shall be in the form of Exhibit L attached hereto and incorporated herein by reference.

                    (v)        Closing Statement setting forth the Purchase Price and adjustments and prorations to be made hereunder as of the date of Closing pursuant to the terms of Section 1.3 hereof (and containing such information as may be required by Section 1.3).

(vi) Notice letters to the tenants under the Leases still in effect as of Closing, indicating the consummation of the transactions contemplated by this Agreement.

                    (vii)        Notice letters to the lessors under the equipment leases of the Personal Property assumed by Buyer and notice letters to the vendors under the Contracts assumed by Buyer indicating the consummation of the transactions contemplated by this Agreement.

               (d)        Upon payment and performance by Buyer of all of its obligations hereunder and upon payment of the premium and costs therefor, the Title Company will issue an owner’s policy of title insurance from the Title Company in the amount of the Purchase Price (or such lesser amount as may have been requested by Buyer), insuring the title in and to the Real Property in accordance with the title commitment obtained by Buyer, with exception only for the exceptions set forth on Exhibit O and such other matters, if any, as Buyer shall have approved, and containing the endorsements described on Exhibit M.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

        In order to induce Buyer to purchase the Property, Seller makes the following representations and warranties as of the date of this Agreement. These representations and warranties are not intended to induce Buyer to limit the scope of its due diligence with regard to the Property, and Buyer is advised to exercise prudence and due diligence in its undertakings, analyses, assessments and evaluations with respect to the Property. These representations and warranties set forth in this Article II shall survive the Closing until December 31, 2004.

        2.1.         Authority. With respect to Seller and its business, Seller represents and warrants that:

                      (a)        Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; Seller’s federal tax identification number is 43-1794872.

                      (b)        Seller has all necessary power and authority to own, use and transfer its properties (including the Property) and to transact the business in which it is engaged, and has full power and authority to enter into this Agreement, to execute and deliver the documents required of Seller herein, and to perform its obligations hereunder.

                      (c)        Seller is duly authorized to execute and deliver and perform this Agreement and all documents and instruments and transactions contemplated hereby or incidental hereto.

        2.2         Leases. With respect to the Leases, to the knowledge of Seller:

                      (a)        The Schedule of Leases for the Property attached hereto as Exhibit C is true, accurate and complete in all material respects.

                      (b)        Copies of the Leases which shall have been delivered to Buyer pursuant to Section 5.5 of this Agreement shall be true, accurate and complete copies of all documents constituting the Leases.

                      (c)        The Leases and any guaranties thereof are in full force and effect, are not subject to defenses, setoffs or counterclaims for the benefit of the Tenants thereunder, and no Tenant under any of the Leases is in material default in respect of its obligations thereunder except as disclosed on Exhibit C-1 attached hereto.

                      (d)        There is no prepaid rent (other than rent prepaid not more than 1 month in advance pursuant to the terms of the relevant Leases) with respect to the Property, and no security deposits relating to the Leases or otherwise affecting any of the Property have been collected other than as reflected on Exhibit C hereto.

                      (e)        There are no obligations under any of the Leases to further improve such Tenant’s premises or to grant or allow any rent or other concession except as disclosed on Exhibit C-1 attached hereto.

                      (f)        All rental concessions or rental abatements or related inducements (exclusive of any rent abatement granted under the terms of any Lease which arises as a result of a particular occurrence during the term thereof, including, but not limited to, damage or destruction or interruption of services) granted to Tenants under the Leases will have been applied to such Tenant’s rent obligations prior to Closing.

        2.3         Absence of Violations. To the knowledge of Seller, Seller has not received any written notice from any governmental authority having jurisdiction over the Property of any alleged violations of law which affect the Property in any material respect.

        2.4         FIRPTA. Seller is not a “foreign person” within the meaning of Sections 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

        2.5         Commissions. Seller has dealt with no broker, finder or other person in connection with the offering, sale or negotiation of the sale of the Property in any manner that might give rise to any claim for commission against Buyer or any lien against the Property, excepting only the Sales Advisors, whose commissions in connection with the transaction contemplated by this Agreement shall be paid by Seller at and upon Closing.

        2.6         Financial Statements. The December 31, 2002 and the December 31, 2003 financial statements of Seller heretofore delivered to Buyer were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present, in all material respects, the financial condition and operations of Seller at such dates and the results of its operations for the periods then ended. To Seller’s knowledge, there were, as of such dates, no liabilities or obligations with respect to Seller which were required to be disclosed in accordance with generally accepted accounting principles that were not so disclosed. The monthly operating statements regarding the Property for each of the first three (3) months of 2004, which have been delivered to Buyer, were prepared by or on behalf of Seller in the ordinary course of business and remain subject to normal adjustment in connection with the preparation of quarterly and annual financial statements in accordance with generally accepted accounting principles.

        2.7         Seller Employees. Seller has no employees at the Real Property and Seller hereby acknowledges and agrees that Buyer has no obligation to employ or to continue to employ any individual employed by Seller in connection with the Real Property.

        Any statement contained in the representations and warranties in this Article II and made to the “knowledge” of Seller shall mean only the actual knowledge of Seller based upon information communicated to Seller by Lauren Hogan, a representative of the Asset Manager, in a certification addressed to Seller and dated as of the date of this Agreement, a copy of which has been furnished to Buyer; and otherwise any reference to the “knowledge” of Seller shall not be deemed to imply any duty of investigation or inquiry by Seller, and shall not be construed to include the knowledge of any member, partner, officer, director, agent, employee or representative of Seller or any affiliate of Seller, imputed to Seller or constructively attributed to Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

        In order to induce Seller to sell the Property, Buyer makes the following representations and warranties as of the date of this Agreement. The representations and warranties set forth in Sections 3.1 and 3.2 below shall survive the Closing of the transactions contemplated hereby.

        3.1         Corporate Authority. With respect to Buyer and its business, Buyer represents and warrants that:

(a) Buyer is a limited liability company, organized, validly existing and in good standing under the laws of the State of Virginia.

               (b)        Buyer has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Agreement, to execute and deliver the documents and instruments required of Buyer herein, and to perform its obligations hereunder.

(c) Buyer is duly authorized to execute and deliver and perform this Agreement and all documents and instruments and transactions contemplated hereby or incidental hereto.

        3.2         Commissions. Buyer has dealt with no broker, finder or any other person in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller, excepting only the Sales Advisors.

ARTICLE IV

CONDITIONS PRECEDENT

        4.1         Conditions Precedent — Buyer. The obligations of Buyer at the Closing hereunder are subject, at Buyer’s election, to the satisfaction on or prior to the date of Closing of the conditions set forth below. Notwithstanding the failure of any one or more of such conditions, Buyer may nevertheless proceed with Closing without satisfaction, in whole or in part, of any one or more of such conditions and without written waiver. To the extent that as of the date of Closing Buyer has knowledge of the failure of any of such conditions or the breach by Seller of any of the representations or warranties contained in this Agreement and nevertheless proceeds with Closing, Buyer shall be deemed to have waived for all purposes any rights or remedies it may have against Seller by reason of the failure of any such condition or the breach of any such representation or warranty.

               (a)        The representations and warranties made by Seller in this Agreement (as updated by Seller in accordance with the terms hereof) shall be complete, true and correct in all material respects on and as of the date of Closing with the same effect as though such representations and warranties had been made or given on and as of the date of Closing (except for representations and warranties that relate to a specific date).

               (b)        Seller shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by Seller prior to or on the date of Closing including, but not limited to, the deliveries set forth in Section 1.6 of this Agreement.

(c) No Major Tenant shall have permanently ceased operating its business in its entire premises for reasons other than casualty damage, condemnation, remodeling or similar occurrence.

        4.2         Conditions Precedent – Seller. The obligations of Seller at the Closing hereunder are subject, at Seller’s election, to the satisfaction on or prior to the date of Closing of the conditions set forth below. Notwithstanding the failure of any one or more of such conditions, Seller may nevertheless proceed with Closing without satisfaction, in whole or in part, of any one or more of such conditions and without written waiver. To the extent that as of the date of Closing Seller has knowledge of the failure of any of such conditions or the breach by Buyer of any of the representations or warranties contained in this Agreement and nevertheless proceeds with Closing, Seller shall be deemed to have waived for all purposes any rights or remedies it may have against Buyer by reason of failure of any condition or the breach of any such representation or warranty.

               (a)        The representations and warranties made by Buyer in this Agreement shall be complete, true and correct in all material respects on and as of the date of Closing with the same effect as though such representations and warranties had been made or given on and as of the date of Closing (except for representations and warranties that relate to a specific date).

               (b)        Buyer shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by Buyer prior to or on the date of Closing.

ARTICLE V

COVENANTS OF SELLER

        Seller covenants and agrees as follows:

        5.1           Operation and Maintenance. Seller shall, from and after the date of this Agreement and until Closing, continue to operate the Property in the ordinary course of business consistent with the present business and operations thereof and Seller shall continue to maintain the buildings and improvements that constitute the Property in “AS IS” condition and repair, normal wear and tear and casualty damage excepted.

        5.2           Access and Information. Seller will, from and after the date of this Agreement and until Closing, permit Buyer the following access and provide Buyer the following information:

               (a)        Seller shall, insofar as reasonably necessary, allow the employees, advisors, attorneys and accountants of Buyer to observe and to communicate with representatives of the Property Manager during normal business hours on weekdays for the purpose of affording the opportunity to Buyer to gain familiarity with the operations and procedures for the operations of the Property.

               (b)        Seller shall, insofar as reasonably necessary, allow the employees, advisors, attorneys and accountants of Buyer reasonable access to the Property (other than premises subject to the Leases) during normal business hours on weekdays. Buyer shall notify Seller not less than 48 hours in advance of each request for such access. Accordingly, the access shall be allowed to Buyer and shall be exercised by Buyer in a manner that will avoid any interruption of the management and operation of the Property and that will avoid any interference with the businesses of the tenants and occupants of the Property. The access shall be limited to visual inspections of improvements and systems and review of documentation; no samplings, borings, testing or like studies may be conducted in connection with such access without the prior consent of Seller.

               (c)        Seller shall, insofar as reasonably necessary, allow the employees, advisors, attorneys and accountants of Buyer to contact and interview Tenants at such times and under such conditions as such Tenants may agree. Buyer shall notify Seller not less than 48 hours in advance of any such interview and Buyer acknowledges and agrees that no Tenant has any obligation to consent to any such interview. Buyer shall exercise its rights hereunder in a manner that will avoid any interruption of the management and operation of the Property and that will avoid any interference with the use and enjoyment of the Property by the tenants and any other occupants of the Property.

               (d)        Buyer agrees that the access permitted under this Agreement shall be undertaken at its sole risk and expense. Buyer hereby releases Seller and its managers, members, officers, employees and agents, as well as the Property Manager and its shareholders, directors, officers, employees and agents, from any liability associated with such access.

               (e)        Buyer hereby agrees to indemnify, protect, defend and hold Seller and its partners, trustees, beneficiaries, shareholders, members, managers, advisors and other agents and their respective partners, trustees, beneficiaries, employees, officers, directors, shareholders and members (collectively, the “Indemnified Parties”) harmless from and against any and all liabilities, demands, actions, causes of action, suits, claims, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees, court costs and litigation expenses) suffered or incurred by any of the Indemnified Parties as a result of or in connection with any activities of Buyer (including activities of any of Buyer’s employees, consultants, contractors or other agents) relating to the Property or arising out of this Agreement, including, without limitation, mechanics’ liens, damage to the Property, injury to persons or property resulting from such activities in connection therewith; provided, however, that such indemnity shall be limited to the extent such liabilities, demands, actions, causes of action, suits, claims, losses, damages, costs or expenses arise from the gross negligence or willful misconduct of any of the Indemnified Parties. In the event that the Property is disturbed or altered in any way as a result of such activities, Buyer shall promptly restore the Property to its condition existing prior to the commencement of such activities which disturb or alter the Property. Notwithstanding any other provision of this Agreement to the contrary, the indemnity granted by Buyer under this Section 5.02(e) will survive the Closing or termination of this Agreement.

        5.3         Insurance. Seller will, from and after the date of this Agreement and until the transfer of possession of the Property as set forth in Section 1.4 hereof on the date of Closing, cause the Property to continue to be insured against all ordinary and insurable risks (except in respect of any leased Personal Property where the terms of the equipment lease do not impose on lessee the obligation to maintain insurance) in accordance with its current insurance program. Buyer will, from and after the date of this Agreement and until the transfer of possession of the Property as set forth in Section 1.4 hereof on the date of Closing, maintain commercial general liability insurance with limits of not less than $1,000,000 per occurrence and contractual indemnity insurance in an amount satisfactory to Seller, in each case with carriers satisfactory to Seller, in connection with Buyer’s access to the Property pursuant to Section 5.2 hereof.

        5.4           Operating Agreements. Seller shall not, from and after the date of this Agreement and until Closing, (i) modify or amend in any material manner any of the equipment leases relating to the Personal Property, any of the Leases, or any of the Contracts, or accept termination or surrender of any of the Leases, other than any termination or surrender pursuant to the terms of the Leases or pursuant to any agreements for termination or surrender of the Leases noted on the Schedule of Leases or any termination, (ii) enter into any new tenant leases for space within the Real Property without Buyer’s consent, (iii) enter into any service, supply, maintenance or other contracts pertaining to the Property or the operation of the Property which are not at market rates and which are not cancelable without penalty after Closing, upon thirty (30) days’ prior notice, (iv) purchase, lease or contract to purchase or lease new items of equipment or inventory with respect to the Property other than in the ordinary course of business, or (v) remove existing items of equipment or other personal property other than in the ordinary course of business; without, in each instance, obtaining the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. Any request by Seller for Buyer’s approval shall be deemed granted if Buyer shall not have objected in writing within five (5) business days of Buyer’s receipt of Seller’s request.

        Any new tenant leases or contracts entered into after the date hereof shall thereafter be deemed to be “Leases” or “Contracts”, as the case may be, as such terms are defined herein (including, but not limited to, for purposes of the closing adjustments in Section 1.3 hereof and the conveyance documents identified in Section 1.6 hereof), and any existing Leases or Contracts which by their terms expire or which are terminated with the prior written consent of Buyer prior to Closing shall no longer thereafter be deemed to be “Leases” or “Contracts”, as the case may be, as such terms are defined herein, without any adjustments to the Purchase Price or other charge to Seller. Buyer shall be deemed to have assumed the obligation to pay all leasing costs, including brokerage commissions, for any tenant leases entered into after the date of this Agreement and approved by Buyer. Any new equipment leases of personal property entered into after the date hereof (and, if required hereunder, with Buyer’s prior written consent as herein provided) shall thereafter be deemed to be “equipment leases of Personal Property” as defined herein (including, but not limited to, for purposes of the closing adjustments in Section 1.3 hereof and the conveyance documents identified in Section 1.6 hereof). Any equipment leases of Personal Property described on Exhibit B which require the consent of the lessor thereunder in order to assign the same may, in the event such consent cannot be obtained by Seller without cost to Seller prior to Closing, be canceled by Seller, and upon any such cancellation the equipment lease(s) so canceled shall thereafter no longer be deemed to be “equipment leases of Personal Property” as defined herein and shall be excluded in all respects from the sale of the Property and the conveyance documents identified in Section 1.6 hereof, without any adjustments to the Purchase Price or other charge to Seller.

        5.5           Property Information. Seller has delivered or shall within ten (10) days of the date hereof cause to be delivered to, or made available for Buyer’s review, copies of the following items to the extent in Seller’s actual possession or control:

                        (a)        all leases and occupancy agreements affecting the Property;

                        (b)        all service contracts and equipment leases;

                        (c)        monthly operating statements for the current year and year-end financial statements for the two prior years;

                        (d)        real estate tax bills for the current and prior year;

                         (e)        all environmental reports;

                         (f)        the most recent existing survey;

                         (g)        plans and specifications;

                         (h)        preliminary title report;

                         (i)        underlying title documents;

                         (j)        general ledger report;

                         (k)        CAM reconciliation/CAM budget;

                         (l)        utility bills;

                         (m)        engineering/physical condition report;

                         (n)        site plan;

                         (o)        seismic report (if applicable);

                         (p)        certificate of occupancy (shell and all suites);

                         (q)        original Property photos;

                         (r)        REA (declarations) (if applicable to the Real Property);

                         (s)        evidence of flood plan insurance (if applicable);

                         (t)        litigation (if any);

                         (u)        roof/parking information; and

                         (v)        development agreement (if any).

Seller shall also deliver, promptly upon receipt, copies of all correspondence from Seller to a Major Tenant or from a Major Tenant to Seller regarding discontinuance of operations, bankruptcy, default or renegotiation of said Major Tenant’s lease from and after the date of this Agreement through the date of Closing.

In the event Closing does not occur, such documents shall be returned to Seller.

        5.6         Tenant Subordination, Non-Disturbance and Attornment Agreements. Seller hereby covenants and agrees to use commercially reasonable efforts to obtain a subordination, attornment and non-disturbance agreement from each Tenant (the “SNDAs”), which agreement shall be in substantially the form as Buyer or its lender shall supply and shall include such additional terms or conditions as any such Lease shall require. The agreements set forth in this Section 5.6 are not a condition precedent to Closing and Buyer shall have no right to terminate this Agreement or to delay Closing if such SNDAs are not delivered by Seller.

ARTICLE VI

COVENANTS OF BUYER

        Buyer covenants and agrees as follows:

        6.1         Post-Termination. In the event Closing does not occur due to the failure of a condition precedent to Buyer’s obligations, then, at the option and written request of Seller, Buyer will transfer to Seller (to the extent Buyer is allowed to do so) copies of information in the possession or under the control of Buyer and submitted to Buyer in the course of the inspections and evaluations of the Property, at Buyer’s cost of reproduction and delivery. This Section 6.1 shall survive any termination of this Agreement.

        6.2         Post-Closing. For the period after Closing until March 31, 2005, Buyer shall allow Seller, Property Manager, and their respective employees, agents, contractors and consultants access to those books and records of Buyer pertaining to the operations and financial status of the Property and relating to the billings for and collections of income and the incurrence and payment of expenses associated with the adjustments and prorations required under Section 1.3 hereof, in order to assure proper crediting and application of payments received after the date of Closing as to which further adjustments and prorations are to be made, such access to be exercised during normal business hours and without interfering with Buyer’s operations as reasonably requested by Seller and such information to be subject to the agreements on confidentiality set forth in Section 10.4 hereof, and in connection therewith Buyer shall lend friendly assistance to Seller in the development of information on an accurate basis with respect to such access. This Section 6.2 shall survive Closing and the delivery of the Special Warranty Deed and the other conveyance documents identified in Section 1.6 hereof.

        6.3         Title Commitment and Buyer’s Survey. Buyer acknowledges receipt from Seller of a copy of the updated Title Company Commitment No. 00101299, dated effective May 6, 2004, for title insurance covering the Real Property (the “Title Commitment”), and survey of the Real Property. Buyer may, at Buyer’s option and expense, obtain from any title company a commitment for title insurance covering the Real Property in form and substance satisfactory to Buyer. Buyer may also, at Buyer’s option and expense, cause to be prepared a current boundary survey (the “Buyer’s Survey”) of the Real Property prepared by a registered public surveyor. Notwithstanding the foregoing, obtaining Title Commitment and Buyer’s Survey shall not delay the Closing and Seller shall have no obligation to cure defects in title or other matters disclosed by the Title Commitment or the Buyer’s Survey.

ARTICLE VII

CASUALTY; CONDEMNATION

        7.1         Casualty.

                         (a)        In the event of the damage or destruction of all or any part of the Property prior to Closing, the aggregate cost to repair, replace and/or restore of which shall be $5,000,000.00 or more (as estimated by Seller’s insurance carrier), prior to Closing, Buyer may, at its option, exercisable only by written notice to Seller, either (i) terminate this Agreement, whereupon neither party will have any further obligations hereunder (except as otherwise expressly provided in this Agreement), and the Deposit shall be returned to Buyer, or (ii) continue under this Agreement, whereupon Seller will assign to Buyer its interest in and to any insurance policies and proceeds thereof payable as a result of such damage or destruction, and pay over to Buyer, as a credit against the Purchase Price, the amount of any applicable deductible under such insurance policies, less such portion thereof as shall first be expended by or reimbursed to Seller for the costs of any restoration work incurred by Seller prior to Closing.

                         (b)        In the event of the damage or destruction of any part of the Property prior to Closing, the aggregate cost to repair, replace and/or restore of which shall be less than $5,000,000.00 (as estimated by Seller’s insurance carrier), Buyer shall have the further right to terminate this Agreement on account thereof if under the terms of a Major Tenant’s Lease such damage or destruction gives such Major Tenant the right to terminate its lease or to complete or partial rent abatement for any period after the Closing and such Major Tenant shall not have waived such right prior to the date of Closing or Seller has not agreed to assign any insurance proceeds covering such lost rental for the period after the Closing, whereupon neither party will have any further obligations hereunder (except as otherwise expressly provided in this Agreement (and the Deposit shall be returned to Buyer).

                         (c)        In the event of the damage or destruction of any part of the Property prior to Closing, the aggregate cost to repair, replace and/or restore of which shall be less than $5,000,000.00 (as estimated by Seller’s insurance carrier) and does not give a Major Tenant the right to terminate its Lease on account thereof (or such right shall have been waived prior to the date of Closing), Buyer shall have no right to terminate this Agreement on account thereof, but Seller shall (i) assign to Buyer all of its interest in and to any insurance policies and the proceeds thereof payable as a result of such damage or destruction, (ii) pay over to Buyer the amount of any applicable deductible under such insurance policies, less such portion thereof as shall first be expended by or reimbursed to Seller for the costs of any restoration work incurred by Seller prior to Closing, and (iii) pay over to Buyer, as a credit against the Purchase Price, such additional amount, if any, of the cost to repair, replace and/or restore such damage or destruction (as estimated by Seller’s insurance carrier) which exceeds the amounts assigned, paid or credited to Buyer under clauses (i) and (ii) above; provided, however, that in the event the sum of Seller’s projected obligations under clauses (ii) and (iii) above exceeds $500,000.00, Seller shall have the right to terminate this Agreement, whereupon neither party will have any further obligations hereunder (except as otherwise expressly provided in this Agreement), and the Deposit shall be returned to Buyer.

                         (d)        Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but may do so at its option.

        7.2         Condemnation. In the event of the taking of all or any material part of the Property prior to Closing, by eminent domain or condemnation, then Buyer at its option, exercisable only by written notice to Seller, may either (i) terminate this Agreement, whereupon neither party shall have any further obligation hereunder (and the Deposit shall be returned to Buyer), or (ii) continue under this Agreement, whereupon at Closing Seller will assign to Buyer all its interest in and to any award and proceeds thereof payable as a result of such taking. In the event of the taking of any non-material part of the Property prior to Closing, by eminent domain or condemnation, Buyer shall have no right to terminate this Agreement on account thereof, but at Closing Seller shall assign to Buyer all of its interest in and to any award and proceeds thereof payable as a result of such taking.

ARTICLE VIII

ENVIRONMENTAL MATTERS

        8.1         Environmental Review. Buyer, by and through its employees, attorneys, agents and consultants, has been afforded the opportunity to make such investigations and inspections (including, without limitation, environmental audit(s) and/or assessment(s)) of the Property as Buyer and its employees, attorneys, agents and consultants deem necessary or appropriate. Seller is delivering the Property in “as is” condition, without any representations or warranties of any kind regarding the physical condition or state of repair of the Property, the presence or absence thereon or thereunder (or on or under any adjoining property) of anything that is or may constitute a hazardous substance or material, or which now or hereafter may be regulated under any applicable federal, state or local laws or regulations (the “Environmental Condition of the Property”). Buyer assumes all liability with respect to the clean-up and /or remediation of any existing or future hazardous substance or material affecting the Property or migrating into or under adjoining property. Buyer, for itself, its successors and assigns, and affiliated entities, releases Seller from all contractual, statutory and common law claims and liabilities with respect to the Environmental Condition of the Property. Buyer also agrees to indemnify, protect, defend and save harmless Seller from and against any and all claims, actions, demands, costs, expenses and liability whatsoever, including attorneys’ fees and expenses, on account of or arising out of the Environmental Condition of the Property. This Section 8.1 shall survive Closing and delivery of the Special Warranty Deed and the other conveyance documents identified in Section 1.6 hereof.

2

ARTICLE IX

DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

        9.1         Seller’s Disclaimer. BUYER ACKNOWLEDGES THAT PRIOR TO ENTERING INTO THIS AGREEMENT, BUYER HAS UNDERTAKEN AND APPROVED SUCH INDEPENDENT TITLE, SURVEY, LEASING, MARKET, TRADE AREA, COMPETITION AND REVENUE AND EXPENSE REVIEWS, ANALYSES AND STUDIES, AND HAS DEVELOPED AND APPROVED SUCH INDEPENDENT PROJECTIONS AND ASSUMPTIONS, AS BUYER HAS DEEMED NECESSARY OR APPROPRIATE, AND BUYER HAS NOT RELIED ON ANY OFFERING MATERIALS OR ANY REVIEWS, ANALYSES, STUDIES, PROJECTIONS OR ASSUMPTIONS PREPARED OR PROVIDED BY SELLER, THE PROPERTY MANAGER, OR THE SALES ADVISORS. BUYER AGREES THAT BUYER HAS PERFORMED OR WILL PERFORM SUCH EXAMINATIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE PRIOR TO ENTERING INTO THIS AGREEMENT, AND THAT BUYER WILL RELY SOLELY UPON SUCH EXAMINATIONS AND INVESTIGATIONS IN PURCHASING THE PROPERTY.

        BUYER FURTHER ACKNOWLEDGES THAT SELLER HAS DISCLOSED TO BUYER THAT THE BARREL-SHAPED ROOF OVER THE TOWER PORTION OF ONE FINANCIAL PLAZA IS IN NEED OF REPAIR AND THAT CONSULTANTS HAVE RECOMMENDED TO OWNERSHIP THAT THE ROOF SYSTEM, INCLUDING THE COPPER PANELS AND SUBSTRATE, BE REPLACED PROMPTLY. ROOF REPAIRS SELLER HAS PREVIOUSLY EFFECTED SHOULD PROVIDE SUFFICIENT LIFE FROM THE EXISTING ROOF TO DESIGN AND COMPLETE PRE-CONSTRUCTION ACTIVITIES RELATED TO A REPLACEMENT ROOF. BUYER IS ALSO AWARE THAT THE CAULKING AND SEALANT AROUND VARIOUS OF THE WINDOWS AT THE PROPERTY IS AT OR NEAR THE END OF ITS USEFUL LIFE. BUYER ACKNOWLEDGES THAT IT SHALL PERFORM ITS OWN DUE DILIGENCE RELATIVE TO THE PHYSICAL CONDITION OF THE PROPERTY AND THE MAINTENANCE ITEMS IDENTIFIED IN THIS SECTION 9.1.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT BUYER IS ACQUIRING THE PROPERTY “AS IS” AND “WHERE IS”, AND “WITH ALL FAULTS”, AND THAT NEITHER SELLER, NOR THE PROPERTY MANAGER, NOR THE SALES ADVISORS, NOR ANYONE ELSE ACTING ON THEIR BEHALF HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN AS EXPRESSLY RECITED HEREIN, WITH RESPECT TO THE TITLE, QUALITY, PHYSICAL CONDITION, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, INCOME TO BE DERIVED FROM THE PROPERTY, EXPENSES OF OPERATING THE PROPERTY, QUALITY OF CONSTRUCTION OR MATERIALS AND/OR THE STATE OF REPAIR OF THE PROPERTY, OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY OR THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF HABITABILITY, WARRANTIES OF MERCHANTABILITY AND/OR

FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY OR THE ENTERING INTO OF THIS AGREEMENT; AND BUYER DOES HEREBY EXPRESSLY ACKNOWLEDGE THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER DOES HEREBY FURTHER EXPRESSLY ACKNOWLEDGE AND AGREE THAT SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY, AND IS HEREBY RELEASED WITH RESPECT TO, ANY REPRESENTATIONS, WARRANTIES, GUARANTEES, PROMISES, STATEMENTS, OR INFORMATION PERTAINING TO THE PROPERTY MADE OR FURNISHED BY THE PROPERTY MANAGER, THE SALES ADVISORS, OR ANY OTHER BROKER, AGENT, EMPLOYEE, CONTRACTOR, ATTORNEY, CONSULTANT, OR OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER DOES HEREBY EXPRESSLY ACKNOWLEDGE AND AGREE THAT NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXCEPT THOSE SET FORTH IN ARTICLE II OF THIS AGREEMENT, HAVE BEEN MADE DIRECTLY OR INDIRECTLY TO BUYER OR PERSONS ON BEHALF OF BUYER BY SELLER, THE PROPERTY MANAGER, THE SALES ADVISORS, OR ANY OTHER BROKER, AGENT, EMPLOYEE, CONTRACTOR, ATTORNEY, CONSULTANT OR OTHER PERSON REPRESENTING SELLER OR PURPORTING TO REPRESENT SELLER WITH RESPECT TO THE PROPERTY, AND THAT ANY STATEMENTS WHATSOEVER MADE OUTSIDE OF ARTICLE II ARE NOT MATERIAL AND HAVE NOT BEEN RELIED UPON BY BUYER.

        9.2         Matters Relating to Information Supplied to Buyer. Buyer acknowledges that Seller has previously delivered, caused to be delivered or made available to Buyer certain information relating to the leasing, management and operation of the Property and Buyer has been afforded the opportunity to verify and confirm independently such information on or prior to the date hereof. Buyer acknowledges that the information Seller has furnished to it includes highly confidential, proprietary information. Buyer agrees that such information has been and will be used for the sole purposes of ascertaining the desirability and efficacy of acquiring the Property. Buyer further agrees that any statements whatsoever made by Seller or Seller’s agents or consultants to Buyer or to Buyer’s agents or consultants with regard to such information outside of Article II hereof are not material and have not been relied upon by Buyer.

        9.3         Remedies.

               (a)        Failure of a Condition Precedent. In the event the sale of the Property does not close by the date fixed therefor owing to failure of satisfaction of a condition precedent to Buyer’s obligations, the Deposit shall be returned and refunded to Buyer promptly after the termination of this Agreement, whereupon neither party shall have any further liability hereunder except as expressly specified herein to the contrary.

               (b)        Seller Breach. If the sale of the Property is not closed by the date fixed therefor owing to failure of performance by Seller, the Deposit shall be returned and refunded to Buyer, without prejudice to any other of Buyer’s rights or remedies at law or in equity, including, but not limited to, specific performance.

               (c)        Buyer Breach. If the sale of the Property is not closed by the date fixed therefor owing to failure of performance by Buyer, the Deposit shall be forfeited by Buyer and paid over to Seller, it being expressly acknowledged and agreed that in the event of the breach of any of the representations and warranties, covenants or agreements of Buyer in this Agreement (exclusive of any breach by Buyer of the provisions of Sections 3.2 or 10.12 of this Agreement and any indemnification or other obligation which by its terms survives the Closing or termination of this Agreement), Buyer’s liability hereunder for such breach shall not exceed the amount of the Deposit in the aggregate, Seller hereby releasing Buyer from any liability beyond such amount of monetary damages other than with respect to claims arising out of any willful misconduct or fraudulent act (or failure to act) of Buyer or Buyer’s officers, employees, agents, contractors, servants or representatives relating to the obligations of Buyer hereunder.

        9.4         Limitation on Seller’s Liability. It is expressly acknowledged and agreed that in the event of the breach of any of the representations and warranties or covenants, agreements and indemnities of Seller in this Agreement, Seller’s liability hereunder shall not exceed the amount of $500,000 in the aggregate, Buyer hereby releasing Seller from any liability beyond such amount of monetary damages other than with respect to claims arising out of any willful misconduct or fraudulent act (or failure to act) of Seller or Seller’s officers, employees, agents, contractors, servants or representatives relating to the obligations of Seller hereunder. It is further expressly acknowledged and agreed that Seller shall have no liability whatsoever with respect to the representations and warranties in Article II therefor subsequent to December 31, 2004, and Buyer hereby releases Seller, effective as of December 31, 2004, from any such liability therefor.

ARTICLE X

MISCELLANEOUS PROVISIONS

        10.1           Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of the parties named herein and to their respective heirs, administrators, executors, personal representatives, successors and assigns.

        10.2           Assignment. Seller may assign all or any part of its rights, interests or obligations hereunder. Buyer may not assign its rights or interests hereunder or delegate its duties hereunder without the prior written consent of Seller; provided, however, that Buyer (Triple Net Properties, LLC) may assign its rights and interests to an affiliated entity which is directly or indirectly wholly owned by Buyer (Triple Net Properties, LLC) or which is under common control with Buyer (Triple Net Properties, LLC) or is managed by Buyer (Triple Net Properties, LLC) provided that notice of such assignment shall be furnished in writing to Seller at least five (5) business days prior to the date of Closing, accompanied by copies of the assignment and assumption documentation, pursuant to which (i) the assignee shall assume in writing all representations, warranties, covenants, assignments and other obligations of “Buyer” hereunder for the benefit of Seller, its successors and assigns (and such assumption shall contain representations and warranties as to the assignee similar to those set forth in Section 3.1 hereof as to the assignor, and shall be delivered to Seller with the notice of assignment) and (ii) Buyer (Triple Net Properties, LLC) shall not be released from any liability hereunder on account of such assignment, but shall be and shall remain co-maker and co-obligor with the assignee, jointly and severally, in all respects concerning the representations, warranties, covenants, agreements and other obligations of “Buyer” under or in connection with this Agreement, including, but not limited to, the obligations under Section 1.3 hereof and the other obligations that survive Closing hereunder. In the event Buyer elects to assign its rights hereunder after the date upon which Seller shall have delivered certain third party documents (including, but not limited to, the LCRA Estoppel Certificate, Estoppel Certificates and SNAs) for signature, Buyer agrees that Seller shall have no obligation to have such documents reissued or re-executed and Buyer shall have no right to delay Closing or terminate this Agreement if Seller delivers said documents bearing the name of Buyer (Triple Net Properties, LLC).

        10.3         Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally, sent by registered or certified mail, postage pre-paid, delivered by expedited prepaid delivery services, either commercial or United States Postal service, with proof of attempted delivery, or by telecopier (with answer back acknowledged), and addressed as set forth below:

         (a)        If to Buyer:

Triple Net Properties, LLC 1551 North Tustin Avenue, Suite 200 Santa Ana, California 92705 Attention: Theresa Hutton Facsimile: (714) 918-9102

With copies to: Hirschler Fleischer, PC 701 East Byrd Street Richmond, Virginia 23218-0500 Attention: Joseph J. McQuade, Esq. and Louis J. Rogers Facsimile: (804) 644-0957

         (b)        If to Seller:

EBS Building, L.L.C. c/o FTI Consulting, Inc. 1200 Abernathy Rd., Suite 1700 600 Northpark Town Center Atlanta, Georgia 30328 Attention: Mr. Keith F. Cooper Facsimile: (770)551-8267

With copies to: Heitman Capital Management LLC 191 N. Wacker, Suite 2500 Chicago, IL 60606 Attention: Mr. Lauren D. Hogan Facsimile: (312) 541-6789

and with copies to: Bryan Cave LLP 211 North Broadway, Suite 3600 St. Louis, Missouri 63102 Attention: Harold R. Burroughs, Esq. Facsimile: (314) 259-2020

        Any party may change the address to which notices are to be addressed by giving the other parties notice in the manner herein set forth. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a business day.

        10.4         Nature of Representations, Warranties, Covenants and Agreements. Except for the covenants and agreements which by the express terms set forth herein survive the Closing, the representations and warranties, covenants, agreements and indemnities made by Seller and contained in this Agreement shall be merged into the delivery of the Special Warranty Deed and the other conveyance documents identified in Section 1.6 hereof upon Closing.

        10.5         Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Missouri.

        10.6         Time of the Essence. Time is of the essence with respect to each and every provision of this Agreement.

        10.7         Performance on Business Days. If any date for the occurrence of an event or act under this Agreement falls on a Saturday or Sunday or legal holiday in the State of Missouri, then the time for the occurrence of such event or act shall be extended to the next succeeding business day.

        10.8         Schedules and Exhibits. From and after the date hereof, should Seller obtain any information which should be disclosed on a schedule in order to make the related disclosure, representation or warranty complete, true and accurate in all material respects, Seller shall so advise Buyer by written notice, which notice shall contain a description of such information. In the event such information has a material adverse effect on the value of the Property, in Buyer’s reasonable determination, Buyer shall have the right to terminate this Agreement by written notice to Seller delivered within two (2) business days of the date of Seller’s notice to Buyer. Notwithstanding the foregoing, in the event the information reported by Seller has a material adverse effect on the value of the Property but is capable of cure, Seller shall have the right to (a) cure the same (including a right to extend Closing for a period not to exceed sixty (60) days to complete such cure) or (b) to negotiate with Buyer for a reasonable credit to the Purchase Price to offset such material adverse effect. Buyer and Seller hereby agree to negotiate said credit in good faith and if no agreement as to the reasonable credit can be reached within ten (10) business days, Buyer shall have the right to terminate this Agreement and the Deposit shall be returned to Buyer. In the event Buyer does not exercise its termination option or such information does not have such a material adverse effect, such information shall be deemed to have been added to the appropriate schedule(s) without any further action of Buyer or Seller.

        10.9         Entire Agreement. This Agreement, together with all the Exhibits attached hereto and incorporated by reference herein, constitutes the entire undertaking between the parties hereto, and supersedes any and all prior agreements, arrangements and understandings between the parties.

        10.10         Counterparts. This Agreement be executed in counterparts, each of which shall constitute an original.

        10.11         Facsimile Delivery. Delivery of executed copies of this Agreement by facsimile shall constitute valid and binding delivery of this Agreement. Any party executing this Agreement and delivering executed copies of this Agreement by facsimile shall concurrently send an original executed Agreement to the other party, but failure to do so shall not affect the validity of the facsimile copy.

        10.12         Confidentiality/Publicity. Seller and Buyer hereby covenant and agree that at all times after the date of execution hereof and continuing after Closing, unless consented to in writing by the other party, no press release or other public disclosure concerning this transaction shall be made, and each party agrees to use best efforts to prevent disclosure of this transaction. Buyer further agrees that all of the terms, conditions and other provisions of this Agreement and all surveys, reports and the like, including, without limitation, environmental reports, submitted to Buyer in the course of the inspections and evaluations of the Property shall be held in strict confidence, except to the extent disclosure is necessary in order to comply with applicable governmental laws, rules or regulations, including securities laws. The provisions of this Section 10.12 shall survive Closing or any termination of this Agreement. The provisions of this Section 10.12 shall not prevent Buyer from disclosing the transaction contemplated by this Agreement to brokers and prospective investors.

        10.13         Attorneys’ Fees and Costs. In the event suit or action is instituted to interpret or enforce the terms of this Agreement, or in connection with any arbitration or mediation of any dispute, the prevailing party shall be entitled to recover from the other party such sum as the court, arbitrator or mediator may adjudge reasonable as such party’s costs and attorney’s fees, including such costs and fees are incurred in any trial, on any appeal, in any bankruptcy proceeding (including the adjudication of issues peculiar to bankruptcy law) and in any petition for review. Each party shall also have the right to recover its reasonable costs and attorney’s fees incurred in collecting any sum or debt owed to it by the other party, with or without litigation, if such sum or debt is not paid within fifteen (15) days following written demand therefor. The provisions of this Section 10.13 will survive Closing or any termination of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TRIPLE NET PROPERTIES, LLC

By:	/s/ Anthony W. Thompson
Name: Anthony W. Thompson Title: President
“Buyer”

EBS BUILDING, L.L.C.

By:	FTI Consulting, Inc., its Manager

By:	/s/ Keith F.Cooper
Keith F. Cooper Senior Managing Director
“Seller”

EXHIBIT A

LEGAL DESCRIPTION:

A tract of land being Block 119, part of Block 118, the part of St. Charles Street, 50 feet wide, vacated by Ordinance No. 58574 and that part of a 7.5 foot wide alley in Block 118 vacated by Ordinance No. 58533, in the City of St. Louis, Missouri and being further described as follows: Beginning at a point on the East line of Sixth Street, 60 feet wide, at its intersection with the South line of vacated St. Charles Street, 50 feet wide, said point being the Northwest corner of Block 118; thence North 1 degree 54 minutes 12 seconds East, 49.93 feet across vacated St. Charles Street to the Southwest corner of Block 119; thence along the East line of Sixth Street, North 0 degrees 09 minutes 53 seconds West, 150.46 feet to its intersection with the South line of Washington Avenue, 80 feet wide, said point being the Northwest corner of Block 119; thence along the South line of Washington Avenue, North 89 degrees 54 minutes 07 seconds East, 270.40 feet to its intersection with the West line of Broadway, 80 feet wide, said point being the Northeast corner of Block 119; thence along the West line of Broadway, South 0 degrees 11 minutes 45 seconds East, 149.97 feet to its intersection with the North line of vacated St. Charles Street, said point being the Southeast corner of Block 119; thence South 2 degrees 26 minutes 11 seconds West, 50.14 feet across vacated St. Charles Street to the Northeast corner of Block 118; thence continuing along the West line of Broadway, South 2 degrees 33 minutes 22 seconds West, 13.64 feet to a point on the East line of Block 118; thence leaving said point and running North 87 degrees 2 minutes 23 seconds West 269.68 feet to the point of beginning according to survey by The Clayton Engineering Company February, 1998.

EXHIBIT B

PERSONAL PROPERTY

Breakrooms
	Microwave	Ice Machine	Refrigerator	Tables	Chairs	Trashcans
Storage
10th Floor	1	1	1	13	30	2
9th Floor		1	1	5	19	1
8th Floor		1	1			1
7th Floor		1	1
6th Floor	1	1	1
5th Floor	1	1	1	1	12	2
2nd Floor	1	1		4	20

Lobby Shop	1 True M-GDM 72 Refridgerator 1 True M-GDM 35F Freezer

Founders Hall Kitchen	1 Dishwasher 1 Refrigerator 1 Coffee Maker

1st Floor Lobby Furniture	3 Rugs 8 Leather Chairs 2 Granite Tables	1 Directory 3 Glass Tables 2 Leather Benches

Weight Room	2 Televisions 2 Tread Mills 1 Elliptical 2 Stationary Bicycles 1 Three Station Universal Machine 1 Detecto Scale [Model 439 in women's locker room]	1 Rack of Free Weights 1 Military Rack with Weights 2 Weight Benches 1 Leg Press 1 DVD/VCR player

Meeting Room Equipment	5 Microphone Stands 1 VCR 1 Video Projector 6 Microphones 27 Microphone Cables 4 Speakers 1 CD Player 4 Speaker Stands	4 10" Lenses for Projectors 1 Turntable 2 Overhead Projectors 3 Portable Screens 3 Easels 4 Flip Charts 540 Chairs 32 6ft Tables

1 Microphone Mixer 1 Power Mixer 3 Slide Projector 11 Slide Trays	4 5ft Tables 9 Trashcans 1 Wireless Microphone 2 Cassette Players

Courtyard Furniture	20 Tables 58 Chairs 2 Microwaves [SS1304156]	17 Benches 6 Trashcans [PP1032]

Office Equipment	1 Digital
Camera     [Dimage S141]
2 Dell
Monitors     [#LCD1550V-BK]
2 Dell     [Optiplex GX240;Tag FTLL911,
Computers     GTL911]
1 Dell
Computer     [Optiplex GX240; Tag F2K1811]

3 Printers
1 Fax Machine     [Imagistics 1500 #1504959]
1 Label Maker
1 3-Hole
Punch
1 Refrigerator
1 Tape Gun	1 Toshiba Copy Machine 1 Copystar Copy Machine (leased) 1 Microwave 8 Telephones $947.99 2 Calculators 1 Binding Machine 4 Staplers 1 2-Hole Punch 1 Shredder Assorted Office Supplies

Office Furniture	3 Chair black
tub
2 End tbl glass/glass
1 Executive desk cordovan
1 Ex lh dsk cord lam
1 Bridge ex u cord lam
1 LH Bull desk left cord
1 Ex U dsk left cord
Ex Lh cred
lft lat
1 Ex LH Ret cordovan
1 Ex Rh Ret Rh Cord
1 Transaction Counter
3 Lat File 2 drw cordo
1 Guest chair black
2 Auxillary midnight chair	1 Store cred cord walnut
1 Store cred cord walnut
1 Knee cred 66" cord walnut
1 Hutch 72" clsd cord
1 Conf Table 6' rectangle
1 Conf Table top rect
2 Exec chair black
1 Exec chair black
6 Exec chair ult black lthr
1 Jr Ex chair black
2 Auxillary midnight chair
2 Guest chair black

Security Equipment	7 Security Monitors 5 Security VCR's 26 Surveillance Cameras 1 Security Quad Processors 1 Security Camera Processor	1 Camera Controller 1 16 Channel Multipelexer 1 Refrigerator 1 Sony Watchman

Security Furniture	1 Keyboard w/mouse tray 8 Panel geycable mgt 2 24" Work Surface 1 Surface corner surface 2 Counter 48" straight cap 1 Counter corner cap 3 Connector 2 way 47"	1 Receptacle duplex A 1 Receptacle duplex B 1 Receptacle duplex C 1 Ped file locking free stand 1 Palm rest 18" 1 End cap panel 47"

Maintenance Shop Equipment & Supplies
1 computer system [tag # 6YK3801]

1 laptop [Inspiron 1100 #FBBY4P31 ]

1 fax machine
3 BMS Computer Terminals
1 Wheel Puller
1 Spool Feed Wire
2 Boxes Welding Rods
1 Pressure Regulator
1 Cutting Torch Set
1 B Tank Set
1 Welder
1 Welding Mask
1 Pair Welding Gloves
1 Socket Set With Opening
1 Bench Grinder
1 Drill Press
3 Large Pipe Wrenches
1 Pipe Thread Cutting Set
1 Thread Cutting Oiler
2 Large Clamps
1 Hacksaw
1 Electric Bandsaw
3 Space Heaters
Cans of Degreaser
10 Ladders
Miscellaneous Cleaners
1 Duct Lift
1 Scaffold
2 Tube Cleaning Machine
11 Pallets Used Light Fixtures
3 Extension Cords
Large Zip Ties
1 Box Heating Elements
3 Boxes Brushes
2 Grease Guns	2 Magnahelics
1 Ice Chipper
1 Farm Jack
1 3/4" Conduit Bender
1 Crowbars
1 Sledgehammer
1 Set 1000 Volt Nut Drivers
1 Tap & Die Set
1 Large Socket Set
3 Bottle Jacks
1 Torque Wrench
1 Chisel Set
1 Recovery Tanks
1 Dremel
1 Hole Saw Kit
1 Label Maker
5 Battery Chargers for Cordless Tools
1 Infared Thermometer
2 Drill Bit Sets
1 Dewalt Flashlight
2 12 Volt Cordless Drill
1 18 Volt Cordless Drill
1 1/2" Drill
1 Sawzall
1 Socket Set
1 Remington Nail Gun
1 Impact Wrench
1 Circular Saw
1 Portable Band Saw
1 Large Wrench Set
1 4' Level
1 Bolt Cutter
1 1" Cable Cutter
1 18" Pipe Wrench
1 2lbs Hammer

1 Cordless Caulk Gun
4 Caulk Gun
6 Roller Cages
Tubes Misc. Caulk
2 Stencil Sets
25 Rolls Air Handler Insulation
10 Paint Rollers
2 Paint Mixers
1 Box Ceiling Tile Paint
4 Paint Pans
9 Rolls Masking Tape
1 Set Allen Screws
1 E Clip Kit
35 Gallon Misc. Paint
1 Hedge Trimmer
4 Lockers
2 Cabinets of Assorted Fasteners
1 Ice Machine
1 Refridgerator
4 Pairs Rubber Boots 1 Microwave 1 Coffee Maker
1 Temp Scribe
1 Snap Ring Kit
1 Personnel Lift
15 Gallon Laticrete
2 Bags Laticrete
9 Boxes of Wall Tile
1 Set Refrigerant Gauges
1 Tube Silver Solder
1 Box 12 Volt Batteries
1 Box Chiller Brushes
5 Gallons Melt Down
1 Drywall Cart
2 Shop Vacs
2 Push Carts
2 Drain Cleaning Machines
1 Pallet Jack
1 Dock Plate
3 Angle Grinder	1 Metal Wire Mesh
1 Key Hole Saw
1 Key Cutting Machine
1 Key Punch Machine
3 Blue Print Racks
1 Drawing Table
3 Tool Chest With Assorted Hand Tools
4 Push Brooms
1 Spot Cooler
1 Paper Cutter
1 Portable Air Tank
12 Can Lights
1 Replacement Window
1 Pallet Floor Tile
2 Pallet Granite Panels
1 Pallet of Carpet
1 Pallet of Bricks
15 Boxes Ceiling Grid
2 Ped. Fan
1 Pallets Ice Melt
1 Christmas Tree
1 Wheel Horse Lawn Tractor
1 Snow Blower
1 Snow Blade
2 Salt Spreaders
1 Battery Charger
1 Hose Cart
1 Electric Power Washer
1 Rolling Sprayer
1 Electric Lift
1 battery charger for electric lift
15 Assorted Doors
20 Sinks
1 Toilet
10 Urinal
25 Fire Extinguishers
33 Boxes Assorted Filter Bags
28 Cases New Ceiling Tile
6 Cases Old Ceiling Tile

HVAC Parts	4 Warrick Switches 1G1D0 4 480 to 120v Transformers	21 Air Handler Repair Parts 2 Drums of R11 Refrigerant

14 Furnas Contactors 42BE35AF478 1 Filter Pump Motor 2 Circuit Setters CB-1/2 6 Generator Fuel Filters 22 Quarts Motor Oil 13 Gallon Refrigerant Oil 1 Circulation Pump Assembly	150 Pneumatic Controls 50 Trane Repair Parts 8 Box Flex Duct 15 MIS Rigid Duct 2 Box Pipe Insulation 8 Transformers 636-111-500

Belts	Assortment of Belts

Copper Fittings	Assortment of Copper Fittings

Black Iron Fittings	Assortment of Black Iron Fittings

PVC Pipe Fittings	Miscellaneous PVC Pipe Fittings

Plumbing Parts	6 Zurn Faucets
1 O-Ring Kit
1 Closet Seat Tool
20 1/2' Chrome Supply Lines
1 Box Used Speakmen Parts
1 Box Used Zurn Parts
Tubes
Aerators
Zurn
Cartridges
1 Spud Wrench
Speakman Cartidges
1 Drawer Speakman Faucet Parts
Assorted Ball Valves
Sloan Repair Parts
Assorted Meyers Hubs
1 Mapp Gas Torch
1 Insinkerator
1 Box Insinkerator Parts
10 Soap Dispensers
1 Drinking Fountain Repair Kit
20 #5 Wax rings
25 #2 Wax Rings
2 2-1/2" Watts Gasket Kits	3 Booster Pump Rebuild Kits
4 Drain Plugs
2 AP217 Water Filters
1 CFS157 Water Filter
4 Stainless Covers
200 Assorted Pipe Hangers
1 Box Assorted No Hub Fittings
7 Box Assorted Sink Drain Parts
3 Box Assorted Flush-O-Meter Used Parts
3 1-1/4" P Trap Drain Kits
14 Hadicap Drain Kits
8 Bee Hive Strainers
5 Speakman Faucets
1 Frost Free Hose Bib
6 1-1/4" Spud Flange Assemblies
1 Box Hose Repair Parts
8 1-1/4" Spuds
19 1-1/2" Spuds
19 3/4" Spuds
2 Pipe Cutters

Fuses	Assortment of Fuses

Electrical Parts	15 Boxes of Conduit Fittings 42 Assorted Breakers 42 Various Fire Alarm Parts 5 277 - 24 Volt Transformer	6 Vaper Tight Lights 6 Replacement Vaper Tight Globes 1 Box G.E. Indicator Lights & Switches 1 Shelf Spool Wire Assortment 3 Boxes Wire Nut Assortment

Light Bulbs	Assorted Flood Lamps Assorted Florescent Bulbs Assorted Miscellaneous Lightbulbs

Ballasts	Miscellaneous Ballasts

EXHIBIT C

SCHEDULE OF LEASES

Baird, Kurtz & Dobson
          (No Security Deposit)

          Lease dated May 28, 1999
          First Amendment to Lease dated August 3, 2000
          Second Amendment to Lease dates September 29, 2003

Blattz, Inc
          (No Security Deposit)

          Lease dated February 5, 2003

Federal Reserve Bank of St. Louis
          (No Security Deposit)

          Lease dated October 6, 2003
          First Amendment to Lease dated April 12, 2004

Jacobs Engineering Group, Inc.
          (No Security Deposit)

          Lease dated February 22, 2001
          First Amendment to Lease dated August 16, 2001

Jefferson Wells International
          (Cash Security Deposit of $4,252.50)

          Lease dated August 14, 1998
          First Amendment to Lease dated February 8, 2000

Michael Fox, Inc.
          (No Security Deposit)

          Lease Undated
          First Amendment to Lease dated January 31, 1995
          Second Amendment to Lease dated December 17, 2000
          Third Amendment to Lease dated February 10, 2003

Milliman & Robertson, Inc.
          (No Security Deposit)

          Lease dated July 13, 2000
          Storage Lease dated August 24, 2000
          First Amendment to Lease dated September 26, 2003

Seabury & Smith, Inc.
          (No Security Deposit)

          Lease dated October 18, 2000
          First Amendment to Lease dated December 1, 2000
          Second Amendment to Lease dated February 28, 2001

Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated
          (No Security Deposit)

          Lease dated September 30, 1998
          First Amendment to Lease dated December 1, 1998
          Second Amendment to Lease dated February 1, 1999
          Third Amendment to Lease dated September 1, 1999
          Fourth Amendment to Lease dated November 1, 1999
          Fifth Amendment to Lease dated June 11, 2001

White Coleman & Associates, LLC
          (Cash Security Deposit of $5,224.42)

          Lease dated June 22, 2001

SCHEDULE OF SUBLEASES

University of Phoenix, Inc
          (No Security Deposit)

          Sublease dated January 30, 2004

SCHEDULE OF LICENSE AGREEMENTS

University of Phoenix, Inc (Meeting Room Usage)
          (No Security Deposit)

          Service Agreement dated December 1, 2003

Mark Sgroi d.b.a. Air Care Road Care (Car Wash Services)
          (No Security Deposit)

          Service Agreement dated November 23, 2003

EXHIBIT C-1

SCHEDULE OF MATERIAL TENANT DEFAULTS

Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated (collectively, “Stifel”) is in monetary default of its Lease obligations for failure to pay $11,400.00 in under-usage fees for Building meeting rooms in calendar year 2003 within thirty (30) days of receipt of Seller’s invoice for the same (said invoice was issued in January, 2004) as required by Section 23.31 of its Lease.

EXHIBIT D

SCHEDULE OF CONTRACTS

VENDOR	SERVICE PROVIDED	EXPIRATION DATE	CERTIFICATE OF INSURANCE

ABM	Janitorial	2/28/2005	Yes
Ambassador Valet Parking	Valet Parking	12/31/2004	Yes
Chartwell	Vending	12/31/2004	Yes
Fabick Power Systems	Generator Maintenance	10/31/2004	Yes
Guardian Fire Protection	Fire/Life Safety	12/31/2004	Yes
Hercules Window Cleaning	Window Cleaning	12/31/2004	Yes
Initial Tropical Plant Services	Interior Plant Service	12/31/2004	Yes
Jarrell Contracting	Chiller Maintenance	1/31/2005	Yes
Johnson Controls	Fire Detection/Mgmt Systems	*2/28/2005	Yes
Mid America Metals	Metal Polishing	12/31/2005	Yes
MidWest Waste	Trash removal	3/14/2005	Yes
Muzak	Commercial Television	2/28/2005	Yes
Otis Elevator	Elevator Service		Yes
Pitney Bowes	Metered Mail	30 day cancellation	Yes
Quality Water Treatment	Water Treatment	12/31/2004	Yes
Rottler Pest Control	Exterminator	12/31/2004	Yes
Sunshine Recycling	Recycling	4/30/2005	Yes
Whelan Security	Security Guards	12/31/2004	Yes
Woodard Contract	Carpet Cleaning	12/31/2004	Yes

* Johnson Controls contract will auto renew until 2/28/06 if notice to cancel is not given prior to date above.

EXHIBIT E

LEGAL DESCRIPTION OF PARKING GARAGE PROPERTY

A tract of land being part of Block 118 together with the vacated North and South Alley and portions of the following vacated streets: Broadway, Locust Street and Sixth Street, in the City of St. Louis, Missouri, and described as follows:

Beginning at a point on the East line of Sixth Street, 60 feet wide at its intersection with the South line of former St. Charles Street, 50 feet wide, as vacated by Ordinance No. 58574, said point being the Northwest corner of City Block 118 and the Westernmost corner of the property conveyed to Edison Brothers Redevelopment Corporation by deed recorded in Book 338M Page 830 of the St. Louis City Records; thence leaving said point and running along the line of said Edison Brothers Property, South 87 degrees 22 minutes 23 seconds East, 269.68 feet to a point on the Eastern line of City Block 118, thence along said Eastern Block line, North 2 degrees 33 minutes 22 seconds East, 2.00 feet to a point on the North line of that portion of Broadway as vacated by Ordinance No. 58656; thence along the North line of said vacated area South 87 degrees 22 minutes 23 seconds East 13.33 feet to the Northeast corner thereof; thence along the Eastern line of the portion of Broadway, as vacated, South 2 degrees 33 minutes 22 seconds West, 275.33 feet to an angle point therein; thence South 50 degrees 50 minutes 47 seconds West, 17.97 feet to a point on the South line of that portion of Locust Street as vacated by Ordinance No. 58656; thence along the South line of said vacated area, North 87 degrees 22 minutes 23 seconds West, 268.51 feet to an angle point therein; thence North 39 degrees 14 minutes 03 seconds West, 20.11 feet to a point on the Western line of that portion of Sixth Street, as vacated by Ordinance No. 58656; thence along the West line of said vacated area, North 2 degrees 37 minutes 07 seconds East, 271.67 feet to the Northwest corner thereof; thence along the North line of said vacated portion of Sixth Street South 87 degrees 22 minutes 23 seconds East, 12.0 feet to a point on the East line of Sixth Street; thence along said street line, South 2 degrees 37 minutes 07 seconds West 1.33 feet to the point of beginning.

EXHIBIT F

RECEIPT FOR DEPOSIT

        Received this day of June, 2004, from TRIPLE NET PROPERTIES, LLC, the sum of One Million and No/100 Dollars ($1,000,000.00) paid to be held in escrow as an earnest deposit pursuant to the terms of Section 1.2 of that certain Purchase and Sale Agreement, dated as of June __, 2004, by and between Triple Net Properties, LLC, as Buyer, and EBS Building, L.L.C., as Seller, and relating to the purchase and sale of One Financial Plaza, in the City of St. Louis, State of Missouri.

TITLE INSURERS AGENCY, INC.

By:
Name:
Title:

EXHIBIT G

LEASE ESTOPPEL CERTIFICATE

LEASE DATE:

LANDLORD:	EBS Building, L.L.C.

TENANT:

PREMISES:	Suite _____, One Financial Plaza

AREA:	__________ Square Feet

PROSPECTIVE PURCHASER:	Triple Net Properties, LLC, its successors and assigns

The undersigned Tenant in the above Lease hereby certifies to Prospective Purchaser and to Landlord as follows:

        1.         That the term of the Lease commenced on _________________, _____, and that Tenant is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by Tenant.

        2.         That the Lease calls for Monthly Base Rent Installments of $__________ to date, and in addition, Tenant is paying an adjustment to Annual Base Rent in the amount of $__________ per month which commenced to accrue on _____________________, _____.

        3.         That no advance rental or other payment has been made in connection with the Lease except rental for the current month, and the Rent has been paid to and including ____________________, ____.

        4.         That all of the obligations and conditions under the Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and setoffs, including all construction work in the Premises; except as follows:

        5.         That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties, that there is no existing default on the part of Landlord or Tenant in any of the terms or conditions thereof, and no event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default, and that said Lease: (check one as appropriate)
        (_____) Has not been amended, modified, supplemented, extended, renewed or assigned.
        (_____) Has been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

        6.         That the Lease provides for a term of __________ months and the term of the Lease expires on __________________, ______.

        7.         There is no action, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

        8.         That this Certificate is being made knowing that the Prospective Purchasers and Landlord are relying upon the representations made herein.

        9.         This Certificate may be relied upon by the prospective purchaser’s mortgagee as if addressed thereto.

IN WITNESS WHEREOF, the undersigned Tenant has executed this Lease Estoppel Certificate as of the _____ day of ___________________, 2004.

TENANT:

_________________________________

By:______________________________
     Title:___________________________
Date:_____________________________

EXHIBIT H

SPECIAL WARRANTY DEED

        THIS DEED, made and delivered this _____ day of ______________, 2004, between EBS BUILDING, L.L.C., a Delaware limited liability company, having an address at c/o FTI Consulting, Inc., 1200 Abernathy Rd., Suite 1700, 600 Northpark Town Center, Atlanta, Georgia 30328 (“Grantor”), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company, having an address at 1551 North Tustin Avenue, Santa Ana, California 92705 (Grantee”);

WITNESSETH:

        That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, does hereby Grant, Bargain and Sell, and Convey unto Grantee, its successors and assigns forever, the real property located in the City of St. Louis, State of Missouri described on Exhibit A attached hereto and made a part hereof, together with all improvements thereon and all privileges, tenements, appurtenances and hereditaments thereto;

        Subject only to the lien of general real estate taxes for the current tax fiscal year and subsequent tax fiscal years, the lien of any special assessments, recorded and unrecorded leases affecting the real property described on Exhibit A attached hereto, and those other exceptions set forth on Exhibit B attached hereto and made a part hereof.

        The benefits and obligations hereunder shall inure to and be binding upon the successors and assigns of the respective parties hereto, and Grantor does hereby warrant title to the said real property and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but none other.

        IN WITNESS WHEREOF, the undersigned have duly affixed their hands on the date stated above.

EBS BUILDING, L.L.C.

By:	FTI Consulting, Inc., its Manager

By:
Keith F. Cooper Senior Managing Director
Grantor

TRIPLE NET PROPERTIES, LLC

By:

By:
Name:_________________________________ Title:__________________________________
Grantee

STATE OF __________	)
) ss.
____________ OF ____________	)

        On this _____ day of _______________, 2004, before me appeared ____________________, to me personally known, who, being by me duly sworn did say that he is the ______________________ of ______________________, a ______________________, and that said instrument was signed and sealed in behalf of said ______________________ by authority of its members, and said ____________________ acknowledged said instrument to be the free act and deed of said ______________________.

        IN WITNESS WHEREOF I have set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

____________________________
Notary Public

My commission expires:_______________

STATE OF __________	)
) ss.
____________ OF ____________	)

        On this _____ day of ____________, 2004 before me appeared Keith F. Cooper, to me personally known, who, being by me duly sworn, did say that he is a Senior Managing Director of FTI Consulting, Inc., the Manager of EBS Building, L.L.C., a Delaware limited liability company, and that said instrument was signed in behalf of said limited liability company, by authority of its Members; and said Keith F. Cooper acknowledged said instrument to be the free act and deed of said limited liability company. Said limited liability company has no seal.

        In testimony whereof, I have hereunto set my hand and affixed my official seal at my office in the said ________ and State, the day and year last above written.

____________________________
Notary Public

EXHIBIT A TO SPECIAL WARRANTY DEED:
DESCRIPTION OF THE PROPERTY

LEGAL DESCRIPTION:

A tract of land being Block 119, part of Block 118, the part of St. Charles Street, 50 feet wide, vacated by Ordinance No. 58574 and that part of a 7.5 foot wide alley in Block 118 vacated by Ordinance No. 58533, in the City of St. Louis, Missouri and being further described as follows: Beginning at a point on the East line of Sixth Street, 60 feet wide, at its intersection with the South line of vacated St. Charles Street, 50 feet wide, said point being the Northwest corner of Block 118; thence North 1 degree 54 minutes 12 seconds East, 49.93 feet across vacated St. Charles Street to the Southwest corner of Block 119; thence along the East line of Sixth Street, North 0 degrees 09 minutes 53 seconds West, 150.46 feet to its intersection with the South line of Washington Avenue, 80 feet wide, said point being the Northwest corner of Block 119; thence along the South line of Washington Avenue, North 89 degrees 54 minutes 07 seconds East, 270.40 feet to its intersection with the West line of Broadway, 80 feet wide, said point being the Northeast corner of Block 119; thence along the West line of Broadway, South 0 degrees 11 minutes 45 seconds East, 149.97 feet to its intersection with the North line of vacated St. Charles Street, said point being the Southeast corner of Block 119; thence South 2 degrees 26 minutes 11 seconds West, 50.14 feet across vacated St. Charles Street to the Northeast corner of Block 118; thence continuing along the West line of Broadway, South 2 degrees 33 minutes 22 seconds West, 13.64 feet to a point on the East line of Block 118; thence leaving said point and running North 87 degrees 2 minutes 23 seconds West 269.68 feet to the point of beginning according to survey by The Clayton Engineering Company February, 1998.

EXHIBIT B TO SPECIAL WARRANTY DEED
PERMITTED EXCEPTIONS

EXHIBIT I

BILL OF SALE AND ASSIGNMENT

        KNOW ALL MEN BY THESE PRESENTS, that EBS BUILDING, L.L.C., a Delaware limited liability company ("Seller"), having an address at c/o FTI Consulting, Inc., 1200 Abernathy Road, Suite 1700, 600 Northpark Town Center, Atlanta, Georgia 30328, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does by these presents BARGAIN and SELL, unto Triple Net Properties, LLC, a Virginia limited liability company ("Buyer"), having an address at 1551 North Tustin Avenue, Suite 200, Santa Ana, California 92705, all interest of Seller, if any, in and to the personal property described more fully on Exhibit A attached hereto and made a part hereof, and, to the extent but only to the extent freely assignable by Seller without the consent of the lessor or vendor thereunder, the rights and interests as lessee under the equipment and vehicle leases relating to those items of leased personal property more fully described as such on Exhibit B attached hereto and made a part hereof (which equipment and vehicle leases Buyer, by its acceptance and execution hereof, assumes and agrees to perform from and after the date hereof).

        SELLER MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE GOODS AND MERCHANDISE HEREIN CONVEYED, INCLUDING, BUT NOT LIMITED TO, THE MERCHANTABILITY OF SUCH MERCHANDISE, ITS FITNESS FOR ANY PARTICULAR PURPOSE, OR ITS CONDITION OR QUALITY. AS TO SELLER, BUYER TAKES SUCH MERCHANDISE "AS IS" AND "WHERE IS" AND WITH ALL FAULTS. SELLER SHALL, IN NO EVENT, BE LIABLE TO BUYER FOR ANY DIRECT OR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES CAUSED, DIRECTLY OR INDIRECTLY, BY THE PROPERTY BEING CONVEYED OR ANY INADEQUACY THEREOF OR ANY DEFICIENCY OR DEFECT THEREIN.

        Further, Buyer expressly assumes all risk of loss, injury, damage or the like, arising from or relating to the handling, transportation, operation or use of the personal property being conveyed on and after the date hereof, and Buyer, its successors and assigns shall have no recourse against Seller for any such loss, injury, damage or the like.

        By way of further assurances, Seller hereby undertakes and agrees to execute and deliver, and Buyer hereby undertakes and agrees to execute and deliver, any specific forms of instruments of assignment reasonably required by lessors of the equipment described on Exhibit B attached hereto in order to effect and/or confirm the assignment of the rights and interests as lessee under such equipment leases contemplated hereby.

         IN WITNESS WHEREOF, the undersigned have duly hereunto set their hands on this _____ day of _____________, 2004.

EBS BUILDING, L.L.C.	TRIPLE NET PROPERTIES, LLC

By:	FTI Consulting, Inc., its Manager

By:	By:
Keith F. Cooper	Name:
Senior Managing Director	Title:

[INSERT EXHIBIT A TO BILL OF SALE AND
ASSIGNMENT: LISTING OF PERSONAL PROPERTY
EXTRACTED FROM EXHIBIT B TO
THE AGREEMENT.]

[INSERT EXHIBIT B TO BILL OF SALE AND
ASSIGNMENT: LISTING OF LEASES OF PERSONAL
PROPERTY EXTRACTED FROM EXHIBIT B TO THE
AGREEMENT.]

EXHIBIT J-1

ASSIGNMENT OF WARRANTIES,
DEPOSITS AND INTANGIBLE PROPERTY

        FOR VALUE RECEIVED, EBS BUILDING, L.L.C., a Delaware limited liability company (“Assignor”), hereby assigns, transfers, conveys and sets over to TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Assignee”), to the extent but only to the extent freely assignable by Assignor without the consent of any other party, all its right, title, claim, and interest, if any, in and to:

        (i)        warranties and guarantees relating to the workmanship, construction, installation, materials, and design of the real and personal property known and operated as One Financial Plaza in the City of St. Louis, State of Missouri, made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in, or constituting a part of any building or other improvement situated on any part of the aforesaid real and personal property; and

        (ii)        contract rights, intellectual property and general intangibles owned by Assignor in connection with and solely for purposes of the aforesaid real and personal property known and operated as One Financial Plaza or any improvements or fixtures located thereon, including rights, if any, to use any trade names in connection with the aforesaid real and personal property, rights, if any, to any governmental permits or licenses, agreements or utility contracts, deposits and escrows, and rights, if any, to the name “One Financial Plaza”.

        This Assignment shall be binding on, and inure to the benefit of, the parties hereto and their respective successors, and assigns.

        Dated and delivered this ____ day of ___________, 2004.

EBS BUILDING, L.L.C.

By:	FTI Consulting, Inc., its Manager

By:
Keith F. Cooper Senior Managing Director

EXHIBIT J-2

SERVICE MARK ASSIGNMENT

        FOR VALUE RECEIVED, on this ____ day of ________________, 2004, EBS BUILDING, L.L.C., a Delaware limited liability company (“Assignor”), hereby assigns, transfers, conveys and sets over to TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Assignee”), all its right, title, claim, and interest, if any, in and to the mark for “ONE FINANCIAL PLAZA” in the State of Missouri, U.S.A., for which Assignor has obtained a Service Mark Registration in the State of Missouri on December 17, 1998, Registration No. 14541, and any and all right, title and interest that Assignor may have in and to the mark and any applications, registrations and common law rights therein; and Assignee accepts the mark and related rights on such terms.

        IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed below, on the date indicated, by their respective duly authorized officers.

ASSIGNOR:

EBS BUILDING, L.L.C.

By:	FTI Consulting, Inc., its Manager

By:
Keith F. Cooper Senior Managing Director

ASSIGNEE:

TRIPLE NET PROPERTIES, LLC

By:
Name:
Title:

STATE OF __________	)
) ss.
____________ OF ____________	)

        On this _____ day of ____________, ________, before me appeared Keith F. Cooper, to me personally known, who, being by me duly sworn, did say that he is a Senior Managing Director of FTI Consulting, Inc., the Manager of EBS Building, L.L.C., a Delaware limited liability company, and that said instrument was signed in behalf of said limited liability company, by authority of its Members; and said Keith F. Cooper acknowledged said instrument to be the free act and deed of said limited liability company

        In testimony whereof, I have hereunto set my hand and affixed my official seal at my office in the said ________ and State, the day and year last above written.

____________________________
Notary Public

STATE OF __________	)
) ss.
____________ OF ____________	)

        On this _____ day of _______________, 2004, before me appeared ____________________, to me personally known, who, being by me duly sworn did say that he is the ______________________ of ______________________, a ______________________, and that said instrument was signed and sealed in behalf of said ______________________ by authority of its members, and said ____________________ acknowledged said instrument to be the free act and deed of said ______________________.

        IN WITNESS WHEREOF I have set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

____________________________
Notary Public

My commission expires:_______________

EXHIBIT K

ASSIGNMENT AND ASSUMPTION OF LEASES

        FOR VALUE RECEIVED, EBS BUILDING, L.L.C., a Delaware limited liability company ("Assignor"), hereby assigns, transfers and conveys unto TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Assignee"), all right, title and interest of Assignor as landlord in, under and to all of the leases of space in the building known as "One Financial Plaza" in the City of St. Louis, State of Missouri, as scheduled on Exhibit A attached hereto and made a part hereof (collectively, the "Leases"), the originals of each of said leases being delivered to Assignee herewith, together with all rights and obligations of Assignor as landlord with respect to the security deposits under the Leases, the same being delivered to Assignee or credited to or for the account of Assignee herewith.

        Assignee, by acceptance of this Assignment and the Leases, hereby assumes and agrees to keep, observe and perform all of the covenants, conditions, terms and provisions under the Leases to be kept, observed and performed by the landlord thereunder from and after the date hereof, agrees to hold, administer, return and refund (and assume liability for) the security deposits under the Leases delivered by Assignor to Assignee or credited to or for the account of Assignee in connection with the sale of the building referenced above to Buyer, in accordance with the terms and conditions of the Leases and in accordance with applicable laws, and Assignee agrees to indemnify and save Assignor, its successors and assigns, harmless from and against any and all claims against, demands on, or liabilities of the landlord arising under or in connection with the Leases and accruing on and after the date hereof. Assignor agrees to indemnify and save Assignee, its successors and assigns, harmless from and against any and all claims against, demands on, or liabilities of the landlord arising under the Leases and accruing prior to the date hereof except those obligations assumed by Assignee in connection with closing adjustments under Section 1.3 of the Purchase and Sale Agreement dated as of June ___, 2004 by and between Assignor as Seller and Assignee as Buyer relating to the purchase and sale of One Financial Plaza, in the City of St. Louis, State of Missouri, which Purchase and Sale Agreement is incorporated by reference herein.

This Assignment shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.

        Dated this ____ day of _____________, 2004.

ASSIGNOR:

EBS BUILDING, L.L.C.

By:	FTI Consulting, Inc., its Manager

By:
Keith F. Cooper Senior Managing Director

ASSIGNEE:

TRIPLE NET PROPERTIES, LLC

By:
Name:
Title:

[INSERT EXHIBIT A TO ASSIGNMENT AND
ASSUMPTION OF TENANT LEASES: SCHEDULE OF
LEASES EXTRACTED FROM EXHIBIT C TO THE
AGREEMENT, AS UPDATED PURSUANT TO
SECTION 5.4 OF THE AGREEMENT]

EXHIBIT L

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

        FOR VALUE RECEIVED, EBS BUILDING, L.L.C., a Delaware limited liability company (“Assignor”), hereby assigns, transfers, conveys, and sets over unto TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Assignee”), all right, title, interest, and obligation of Assignor in, to and under those service, supply, maintenance, leasing, management, and other agreements (the “Contracts”) scheduled on Exhibit A attached hereto and made a part hereof.

        Assignee, by acceptance of this Assignment, assumes and agrees to keep, observe and perform all provisions of the Contracts to be kept, observed and performed by Assignor from and after the date hereof, and Assignee agrees to indemnify and save Assignor, its successors and assigns, harmless from and against any and all claims, demands, or liabilities arising under the Contracts and accruing on and after the date hereof. Assignor agrees to indemnify and save Assignee, its successors and assigns, harmless from and against any and all claims, demands, or liabilities arising under the Contracts and accruing prior to the date hereof except those obligations, if any, assumed by Assignee in connection with closing adjustments under Section 1.3 of the Purchase and Sale Agreement dated as of June ___, 2004 by and between Assignor as Seller and Assignee as Buyer relating to the purchase and sale of One Financial Plaza, in the City of St. Louis, State of Missouri, which Purchase and Sale Agreement is incorporated by reference herein.

        This Assignment shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.

        Dated and delivered as of this _____ day of ____________, 2004.

ASSIGNOR:

EBS BUILDING, L.L.C.

By:	FTI Consulting, Inc., its Manager

By:
Keith F. Cooper Senior Managing Director

ASSIGNEE:

TRIPLE NET PROPERTIES, LLC

By:
Name:
Title:

[INSERT EXHIBIT A TO ASSIGNMENT AND
ASSUMPTION OF CONTRACTS: SCHEDULE OF
CONTRACTS EXTRACTED FROM EXHIBIT D TO
THE AGREEMENT, AS UPDATED PURSUANT TO
SECTION 5.4 OF THE AGREEMENT]

EXHIBIT M

ENDORSEMENTS TO TITLE POLICY

Survey Coverage

Insurance that the Property is the same as the property reflected on the survey conducted by The Clayton Engineering Company, in January 1999.

Access Coverage

The property has a legal right of ingress and egress for vehicular and pedestrian traffic to and from Broadway by virtue of the entrances and exits shown on the survey of the Property conducted by The Clayton Engineering Company, in January, 1999.

Zoning Coverage

According to applicable zoning ordinances and amendments thereto, the land is classified Zone I by the City of St. Louis, Missouri, and the following use or uses are allowed under said classification subject to compliance with any conditions, restrictions or requirements contained in said zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to such use or uses: professional offices.

EXHIBIT N

FORM OF SURVEYOR’S CERTIFICATION

        The undersigned hereby certifies to _______________, Lender, Triple Net Properties, LLC, a Virginia limited liability company, Purchaser and ____________________, Title Insurer that this survey was made on the ground under my supervision as per the field notes shown hereon and correctly shows the boundary lines, dimensions and area of the land indicated hereon and each individual parcel thereof indicated hereon; all monuments shown hereon actually exist, and the location, size and type of such monuments are correctly shown; this survey correctly shows the location, size and type of all buildings, structures, other improvements and visible items on the subject property; this survey correctly shows the location and dimensions of all alleys, streets, roads, rights of way, easements, building setback lines and other matters of record that the undersigned has been advised of either in the hereon referenced title commitment or by the owner or their representatives affecting the subject property according to the legal description in such easements and other matters (with instrument, book and page number indicated; except as shown, there are no visible (1) improvements, easements, rights of way, party walls, drainage ditches, streams, uses, discrepancies or conflicts, (2) encroachments onto adjoining premises, streets or alleys by any of said buildings, structures, or other improvements, (3) encroachments onto the subject property by buildings, structures or other improvements on adjoining premises, or (4) encroachments on any easement, building setback line or other restricted area by any buildings, structures or other improvements on the subject property; the distance from the nearest intersecting street or road is as shown hereon; except as shown no part of the property is located in a 100 year Flood Plain or in an identified “flood prone area” as defined pursuant to the Floor Disaster Protection Act of 1973, as amended, as reflected by Flood Insurance Rate Map No. 290385-0010-A date July, 1979, which such map panel covers the area in which the property is situated; and this survey meets the “Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys,” jointly established and adopted by ALTA and ACSM in 1997, and includes Items 1, 2, 3, 4, 6, 7a, 8, 9, 10, and 11 of Table A thereof. This Survey has also been made in accordance with the current “Missouri Minimum Standards for Property Boundary Surveys” as established by the Missouri Board for Architects, Professional Engineers and Land Surveyors (4 CSR 30-16), meets the accuracy requirements of an Urban Class Survey, as defined therein.

        This survey was executed in compliance with the current Missouri Minimum Standards for Property Boundary Surveys adopted by the Missouri Board for Architects, Professional Engineers and Land Surveyors and the Missouri Department of Natural Resources, and meets the accuracy requirements set forth for Urban Property.

_____________________________
Mo. Reg. L.S. #_____

_________________, _________

EXHIBIT O

PERMITTED EXCEPTIONS

1.	The lien of general property taxes for the current tax fiscal year.

2.	Special assessments becoming a lien or payable after June ____, 2004.

3.	Any encroachments, overlappings of improvements, or other state of facts or exceptions shown on the survey conducted by The Clayton Engineering Company, in January 1999.

4.	Any underground feeders, laterals, tiles, cables, conduits, mains and pipes.

5.	All utility lines, rights of way and easements and building set-back lines affecting the Property.

6.

Present and future zoning laws, ordinances, restrictions, resolutions, orders and regulations and all present and future ordinances, laws, regulations and orders of all federal, state, county, municipal or other governments, agencies, boards, bureaus, commissions, authorities and bodies now or hereafter having or acquiring jurisdiction of the Property and the use and improvement thereof.

7.	Rights of the public to use any part or parts of the Property falling within public rights of way or easements for roadways.

8.

Covenants, conditions, limitations, restrictions, rights, rights-of-way, liens, encumbrances, encroachments, defects, reservations, easements, agreements and other matters of fact or of record; including but not limited to:

(a)

Reservation of easement rights in favor of Land Clearance for Redevelopment Authority of the City of St. Louis for subjacent support rights in spaces below elevation 53.00 City of St. Louis datum as more fully set out and described in Deed recorded in Book 338M page 830 of the City of St. Louis Records;

(b)	Assessments for maintenance of sanitary sewer system, if any.

9.	Rights or claims of parties in possession under the Lease.

10.	Rights or claims of parties in possession under those Contracts listed on Exhibit D to the Agreement.

11.	Claims of liens or liens asserted by contractors or subcontractors of any tenants under the Leases.

12.

Any other matter listed as a special exception in the title insurance commitment issued to Buyer pursuant to Section 6.3 of the Agreement relating to the Real Property or any portion of same excluding the following financing documents, which shall be released at Closing:

a.	Deed of Trust executed by Seller to Lynn Sansone, trustee for Commerce Bank, N.A., dated May 31, 2001 and recorded June 4, 2001 in Book 1698M Page 3629.

b.	Assignment of Lessor’s interest in the above referenced lease to Commerce Bank, N.A. according to the instrument recorded in Book 1698M Page 3669.

c.	Financing Statement executed by Seller, as debtor, to Commerce Bank, N.A., as secured party, according to the instrument recorded in Book 1698 Page 3684.

d.	Subordination, Non-disturbance and Attornment Agreement according to the instrument recorded in Book 10282003 Page 0641.

e.	Leasehold Deed of Trust and Security Agreement executed by Seller to Lynn Sansone, trustee for Commerce Bank, N.A., dated May 31, 2001 and recorded June 4, 2001 in Book 1698M Page 3651.

f.	Financing Statement executed by Seller, as debtor, to Commerce Bank, N.A., as secured party, according to the instrument recorded in Book 1698M Page 3690.

g.	Non-Disturbance Agreements according to the instruments recorded in Book 1708M Page 5255, Book 1708M Page 5264, Book 1708M Page 5272 and Book 1708M Page 5260.

EXHIBIT P

ASSIGNMENT AND ASSUMPTION OF PARKING GARAGE LEASE

        THIS ASSIGNMENT AND ASSUMPTION OF PARKING GARAGE LEASE is made and entered into as of the ___ day of _______, 2004, by and between EBS BUILDING L.L.C., a Delaware limited liability company, having a notice address of c/o FTI Consulting, Inc., 1200 Abernathy Rd., Suite 1700, 600 Northpark Town Center, Atlanta, Georgia 30328, Attn: Keith Cooper (“Assignor”), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company, having a notice address of 1551 North Tustin Avenue, Suite 200, Santa Ana, California 92705 (“Assignee”).

        1.        Assignment. For value received and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain and sell, convey and confirm, and assign to Assignee, its successors and assigns forever all of Assignor’s right, title and interest under that certain lease by and between The Land Clearance for Redevelopment Authority of the City of St. Louis, a public body, corporate and politic of the State of Missouri, as lessor, and Assignor, as assignee of Edison Brothers Stores, Inc., as lessee, dated December 22, 1982, as amended to date (the “Lease”).

        2.        Assumption. Assignee, by acceptance of this Assignment and the Lease, hereby assumes and agrees to keep, observe and perform all of the covenants, conditions, terms and provisions under the Lease to be kept, observed and performed by the tenant thereunder from and after the date hereof in accordance with the terms and conditions of the Leases and in accordance with applicable laws, and Assignee agrees to indemnify and save Assignor, its successors and assigns, harmless from and against any and all claims against, demands on, or liabilities of the tenant arising under or in connection with the Lease and accruing on and after the date hereof. Assignor agrees to indemnify and save Assignee, its successors and assigns, harmless from and against any and all claims against, demands on, or liabilities of the tenant arising under the Lease and accruing prior to the date hereof except those obligations assumed by Assignee in connection with closing adjustments under Section 1.3 of the Purchase and Sale Agreement dated as of June __, 2004 by and between Assignor as Seller and Assignee as Buyer relating to the purchase and sale of One Financial Plaza, in the City of St. Louis, State of Missouri, which Purchase and Sale Agreement is incorporated by reference herein.

        3.        Effectiveness. This Assignment shall not be effective until such time as the Lessor’s Consent to Assignment of Lease attached to this instrument is executed and delivered by The Land Clearance for Redevelopment Authority of the City of St. Louis in its capacity as lessor under the Lease.

        4.        Miscellaneous. This Assignment shall be binding upon the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

EBS BUILDING, L.L.C. a Delaware limited liability company	TRIPLE NET PROPERTIES, LLC

By:	FTI Consulting, Inc., its Manager

By:	By:
Keith F. Cooper	Name:
Senior Managing Director	Title:

STATE OF __________	)
) ss.
____________ OF ____________	)

        On this _____ day of _______________, 2004, before me appeared ____________________, to me personally known, who, being by me duly sworn did say that he is a ______________________ of ______________________, the Manager of ______________, a ______________________, and that said instrument was signed in behalf of said ______________________ by authority of ____________________; and said _______________________ acknowledged said instrument to be the free act and deed of said ______________________. Said ___________________ has no seal.

        In testimony whereof, I have hereunto set my hand and affixed my official seal at my office in the said _______________ and State, the day and year last above written.

____________________________
Notary Public

STATE OF __________	)
) ss.
____________ OF ____________	)

        On this _____ day of ____________, 2004, before me appeared Keith F. Cooper, to me personally known, who, being by me duly sworn, did say that he is a Senior Managing Director of FTI Consulting, Inc., the Manager of EBS Building, L.L.C., a Delaware limited liability company, and that said instrument was signed in behalf of said limited liability company, by authority of its Members; and said Keith F. Cooper acknowledged said instrument to be the free act and deed of said limited liability company. Said limited liability company has no seal.

        In testimony whereof, I have hereunto set my hand and affixed my official seal at my office in the said ________ and State, the day and year last above written.

____________________________
Notary Public

LESSOR'S CONSENT
TO ASSIGNMENT OF LEASE

        For value received and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS, a public body, corporate and politic of the State of Missouri, hereby consents to the foregoing Assignment of Lease. This consent shall, however, apply only to the specific transaction described in the foregoing Assignment of Lease and shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting, whether by Assignee or any assignee or sublessee of the whole or any part of the premises leased pursuant to the Lease.

         Dated this ___ day of _______________, 2004.

LESSOR: LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS, a public body, corporate and politic of the State of Missouri

ATTEST:	By:
Name:
Title:

APPROVED AS TO LEGAL FORM AND ADEQUACY
Name: ____________________________ Title: _____________________________	Name:_______________________________ Title: ________________________________

STATE OF __________	)
) ss.
____________ OF ____________	)

        On this ____ day of __________, 2004, before me appeared ________________, to me personally known, who being by me duly sworn, did say that (s)he is the _____________ of The Land Clearance for Redevelopment Authority of the City of St. Louis, a public body, corporate and politic of the State of Missouri, and that said instrument was signed on behalf of said public body by authority of its , and said _______________ acknowledged said instrument to be the free act and deed of said public body.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

____________________________
Notary Public

My commission expires:

______________________________

EXHIBIT Q

LCRA ESTOPPEL CERTIFICATE

LEASE DATE:	December 22, 1982, as amended by Addendum No. 1 dated October 4, 1984, Addendum No. 2 dated April 1, 1985, as assigned by Assignment of Lease dated September 30, 1998, and Addendum No. 3 dated May 15, 2003

LESSOR:	Land Clearance for Redevelopment Authority of the City of St. Louis

LESSEE:	EBS Building, L.L.C., as Assignee of Edison Brothers Stores, Inc.

PREMISES:	Parking spaces for 250 automobiles on the fifth level of the parking garage located on City Block 118, St. Louis, Missouri

MORTGAGEE:	________________________________

BUYER:	Triple Net Properties, LLC

        The undersigned Lessor in the above Lease hereby certifies to Mortgagee, to Buyer, and to Lessee as follows:

        1.        That the term of the Lease commenced on May 15, 1983, and that Lessee is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Lessor and having been accepted by Lessee.

        2.        That the Lease calls for Monthly Base Rent Installments of $________ to date, and in addition, Lessee is paying an adjustment to Annual Base Rent in the amount of $-0- per month.

        3.        That the Rent has been paid to and including ____________, 2004.

        4.        That, to the best knowledge of Lessor, all of the obligations and conditions under the Lease to be performed to date by Lessor or Lessee have been satisfied, free of defenses and setoffs, including all construction work in the Premises.

        5.        As a condition to the approval of that certain Sublease Agreement dated as of January 30, 2004, by and between Lessee and University of Phoenix, Inc., Lessor and Lessee agreed that Lessee’s insurance obligations would thereafter include an obligation to obtain liability insurance for that portion of the Premises which was converted to office space pursuant to the terms of Addendum No. 2.

        6.        That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties, that, to the best knowledge of Lessor, there is no existing default on the part of Lessor or Lessee in any of the terms or conditions thereof, and no event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default, and that said Lease has not been amended, modified, supplemented, extended, renewed or assigned other than by the agreement set forth in paragraph 5 above or in the following described agreements:

Addendum No. 1 dated October 4, 1984 Addendum No. 2 dated April 1, 1985 Addendum No. 3 dated May 15, 2003 Assignment of Lease dated September 30, 1998

        7.        That the Lease provides for an initial term of twenty (20) years, which expired on May 14, 2003. The Lease has been renewed through and including May 14, 2008.

        8.        That in consideration of Mortgagee making the contemplated Loan to Lessee, Lessor hereby agrees that upon the occurrence of any default by Lessee under the Lease which is not cured by Lessee within any applicable grace or cure period, Lessor will give written notice thereof to Mortgagee and will accept a cure thereof from Mortgagee any time within thirty (30) days after delivery of such written notice to Mortgagee. Lessor further agrees that so long as Mortgagee (or its assigns) is the holder of a leasehold deed of trust encumbering Lessee’s interests under the Lease, Lessor will not enter into any modification or amendment of the Lease nor will Lessor accept a voluntary termination of the Lease without Mortgagee’s prior written consent. Lessor hereby consents to any transfer of Lessee’s rights under the Lease to Mortgagee and/or its successors and assigns and/or to any purchaser at a foreclosure sale without any further consent or approval from Lessor at the time. Upon request, Lessor agrees to execute a written confirmation of such consent at the time of any such transfer or conveyance of Lessee’s rights under the Lease.

        9.        That this Certificate is being made knowing that Mortgagee, Buyer, and Lessee are relying upon the representations made herein.

        10.        That this Certificate may be relied upon by Mortgagee, Buyer and their respective successors and assign.

        IN WITNESS WHEREOF, the undersigned Lessor has executed this Lease Estoppel Certificate as of the day of __________, 2004.

LESSOR:

LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS

By:___________________________________ Name:_________________________________ Title:__________________________________

EXHIBIT R

TITLE INSURERS AGENCY, INC.

AFFIDAVIT TO BE SIGNED BY SELLER OR MORTGAGOR IN
CONNECTION WITH TITLE INSURANCE POLICY

STATE OF MISSOURI COUNTY OF _______________	) ss.	ORDER NO.: 00101299 COUNTY: ST. LOUIS CITY STATE: Missouri

The undersigned, being first duly sworn, deposes and says with respect to the real estate described on Exhibit A attached hereto, to the best of his/her actual knowledge (without inquiry or investigation):

        1.        That no contracts have been entered into in the past six (6) months for the furnishing of any labor, services or material to the land or the improvements thereon, that have been given or are outstanding and that have not been fully performed or paid or shall be paid as of closing.

        2.        That there are no pending bankruptcies against the Owner.

        3.        There are no tenancies or leases except as identified on Exhibit B attached hereto.

        4.        There are no judgments or judgment liens rendered by the Circuit Court or Associate Circuit Court for the City of St. Louis against the Owner.

Dated and effective as of ____________ ____, 2004.

EBS BUILDING, L.L.C.,
a Delaware limited liability company

By: FTI Consulting, Inc., Its Manager

     By:______________________________________________
          Keith F. Cooper, Senior Managing Director

Subscribed and sworn to before me this

__________________________________________________
                                             , Notary Public

My term expires:

EXHIBIT A

LEGAL DESCRIPTION:

A tract of land being Block 119, part of Block 118, the part of St. Charles Street, 50 feet wide, vacated by Ordinance No. 58574 and that part of a 7.5 foot wide alley in Block 118 vacated by Ordinance No. 58533, in the City of St. Louis, Missouri and being further described as follows: Beginning at a point on the East line of Sixth Street, 60 feet wide, at its intersection with the South line of vacated St. Charles Street, 50 feet wide, said point being the Northwest corner of Block 118; thence North 1 degree 54 minutes 12 seconds East, 49.93 feet across vacated St. Charles Street to the Southwest corner of Block 119; thence along the East line of Sixth Street, North 0 degrees 09 minutes 53 seconds West, 150.46 feet to its intersection with the South line of Washington Avenue, 80 feet wide, said point being the Northwest corner of Block 119; thence along the South line of Washington Avenue, North 89 degrees 54 minutes 07 seconds East, 270.40 feet to its intersection with the West line of Broadway, 80 feet wide, said point being the Northeast corner of Block 119; thence along the West line of Broadway, South 0 degrees 11 minutes 45 seconds East, 149.97 feet to its intersection with the North line of vacated St. Charles Street, said point being the Southeast corner of Block 119; thence South 2 degrees 26 minutes 11 seconds West, 50.14 feet across vacated St. Charles Street to the Northeast corner of Block 118; thence continuing along the West line of Broadway, South 2 degrees 33 minutes 22 seconds West, 13.64 feet to a point on the East line of Block 118; thence leaving said point and running North 87 degrees 2 minutes 23 seconds West 269.68 feet to the point of beginning according to survey by The Clayton Engineering Company February, 1998.

EXHIBIT B

SCHEDULE OF LEASES/SUBLEASES/LICENSE AGREEMENTS

Baird, Kurtz & Dobson

          Lease dated May 28, 1999
          First Amendment to Lease dated August 3, 2000
          Second Amendment to Lease dates September 29, 2003

Blattz, Inc

          Lease dated February 5, 2003

Federal Reserve Bank of St. Louis

          Lease dated October 6, 2003
          First Amendment to Lease dated April 12, 2004

Jacobs Engineering Group, Inc.

          Lease dated February 22, 2001
          First Amendment to Lease dated August 16, 2001

Jefferson Wells International

          Lease dated August 14, 1998
          First Amendment to Lease dated February 8, 2000

Michael Fox, Inc.

          Lease Undated
          First Amendment to Lease dated January 31, 1995
          Second Amendment to Lease dated December 17, 2000
          Third Amendment to Lease dated February 10, 2003

Milliman & Robertson, Inc.

          Lease dated July 13, 2000
          Storage Lease dated August 24, 2000
          First Amendment to Lease dated September 26, 2003

Seabury & Smith, Inc.

          Lease dated October 18, 2000
          First Amendment to Lease dated December 1, 2000
          Second Amendment to Lease dated February 28, 2001

Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated

          Lease dated September 30, 1998
          First Amendment to Lease dated December 1, 1998
          Second Amendment to Lease dated February 1, 1999
          Third Amendment to Lease dated September 1, 1999
          Fourth Amendment to Lease dated November 1, 1999
          Fifth Amendment to Lease dated June 11, 2001

White Coleman & Associates, LLC

          Lease dated June 22, 2001

SCHEDULE OF SUBLEASES

University of Phoenix, Inc

          Sublease dated January 30, 2004

SCHEDULE OF LICENSE AGREEMENTS

University of Phoenix, Inc (Meeting Room Usage)

          Service Agreement dated December 1, 2003

Mark Sgroi d.b.a. Air Care Road Care (Car Wash Services)

          Service Agreement dated November 23, 2003